Exhibit 10.27

Note: Information in this document marked with a “[***]” has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTRACT MANUFACTURING AGREEMENT

THIS CONTRACT MANUFACTURING AGREEMENT is made effective as of November 15, 2004 (Effective Date) between JDS Uniphase Corporation, having offices at 1768 Automation Parkway, San Jose, California, 95131, on behalf of itself and its affiliates and subsidiaries (collectively, JDSU) and Fabrinet having offices at 294 Moo 8, Vibhavadi Rangsit Road Kookot, Lamlooka Pathumthani, Thailand 12130, on behalf of itself and its affiliates and subsidiaries (collectively, Supplier).

WHEREAS, on the terms and conditions of this Agreement, JDSU desires that Supplier, and Supplier has agreed to, manufacture and supply exclusively to JDSU the Product (defined below);

AND WHEREAS the parties have executed a non-disclosure agreement to bind each other to certain obligations of confidentiality and intend that the NDA (defined below) binds the parties hereto;

AND WHEREAS the parties’ mutual intent and objective in entering into this Agreement is for Supplier to manufacture the Product for exclusive supply to JDSU;

NOW THEREFORE, in consideration of the mutual covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, JDSU and Supplier agree as follows:

1.	DEFINITIONS

In this Agreement, in addition to other terms that may be defined in this Agreement, including the recitals hereto, the following terms, when the first letter is capitalized, whether in singular or plural form, as appropriate, have the meanings set forth in this Section and all words importing gender include the masculine, feminine and neuter genders:

1.1	Agreement means this contract manufacturing agreement, including all Product Schedules and other Schedules to this Agreement, as may be amended from time to time in accordance with this Agreement.

1.2	Basic IP means Intellectual Property developed, licensed to or obtained by a party independently of this Agreement, before or after its Effective Date.

1.3	Blanket Purchase Order means a non-binding purchase order that does not set forth a Delivery Date.

1.4	Delivery Date means the date the Products must be delivered to the Delivery Location, as specified on a Purchase Order or Release, or as otherwise agreed to by the parties in writing.

1.5	Delivery Location means the location to which the Products must be delivered, as specified in a Purchase Order or Release, or such other location requested by JDSU.

1.6	Effective Date means the date first shown above.

1.7	Employee Acknowledgement means that acknowledgement in the form designated by JDSU , to be executed by certain employees of Supplier that visit JDSU’s facilities or that receive JDSU’s Confidential Information (as that term is used in the NDA).

1.8	Facility means the segregated, locked, walled, restricted access space, which Supplier uses exclusively for the manufacture of the Product at Supplier’s existing manufacturing facility located as designated in the Product Schedule or such other Supplier manufacturing site(s) approved by JDSU in writing.

1.9	Facility Specifications means JDSU’s requirements relating to the design and set-up of the Facility and the required equipment and standards to be used at the Facility, as may be described in the applicable Product Schedule as amended by JDSU from time to time on reasonable notice to Supplier.

1.10	Improvement means Intellectual Property that is developed by a party while performing its obligations under this Agreement that incorporates, exploits, or cannot be used without employing all or any part of either party’s Basic IP.

1.11	Intellectual Property means all patents, applications for patents, discoveries, inventions, trade secrets, know-how, confidential information, copyrights (including without limitation moral rights), works of authorship, including computer programs and software, industrial design, topographies, mask works, and other intellectual property rights recognized in any jurisdiction. For any definition relating to JDSU’s Intellectual Property, Intellectual Property shall also include Know-how.

1.12	JDSU Consigned Items means, collectively, the JDSU Equipment and JDSU Material that JDSU (and/or its affiliates and subsidiaries) provides to Supplier on a consignment basis, as listed as of the Effective Date in the Equipment Loan Agreements (Singapore and Indonesia). Any JDSU Equipment and JDSU Material subsequently provided to Supplier and/or its affiliates and subsidiaries shall be subject to the terms of Loan Agreement attached as Schedule G hereto (collectively, the Equipment Loan Agreements).

1.13	JDSU Equipment means the tooling, fixtures, appurtenances, test hardware and software, equipment and any other items provided or to be provided by JDSU to Supplier (whether sold, licensed or consigned), as listed in the applicable Product Schedule.

1.14	JDSU Material means any components and other materials used in the Product, or in the manufacture or testing of the Product, to be provided by JDSU to Supplier (whether sold, loaned, licensed or consigned) as listed in the applicable Product Schedule.

1.15	JDSU Property means collectively, JDSU Material, JDSU Equipment, JDSU Intellectual Property delivered by JDSU to Supplier pursuant hereto and all Improvements and New Technology owned by JDSU.

1.16	JDSU Supplied Items means JDSU Equipment and JDSU Material that Supplier purchases from JDSU, as listed in the applicable Product Schedule.

1.17	Know-how means, for any definition relating to JDSU’s Know-how, the Manufacturing Procedures, the Product Specifications and any information, including but not limited to, confidential information, trade secrets, engineering, research, manufacturing and technical data, designs, drawings, blueprints, specifications, instruction manuals, procedures, assembly methods, facilities, skills, know-how, prices, catalogues, and lists of suppliers relating to the manufacture, use, testing and sale of the Product, JDSU Material and JDSU Equipment, as disclosed orally, visually, in writing, or otherwise to Supplier or Supplier’s employees by JDSU, and as may be developed or acquired by JDSU through JDSU’s efforts and transmitted to Supplier during the Term. Without limiting the generality of the foregoing, Know-how includes the information that may be attached to, or referenced in, the applicable Product Schedule and which may be updated from time to time by JDSU.

1.18	Lead Time means the period of time, as may be specified in the applicable Product Schedule, between the date a Purchase Order or Release is received by Supplier and the date Supplier shall have the Products at the Delivery Location.

1.19	Manufacturing Procedures means those manufacturing, testing and packaging processes, procedures and specifications relating to the Product as determined from time to time by JDSU and communicated in writing to Supplier, including without limitation those described in the applicable Product Schedule.

1.20	New Process Technology means New Technology other than New Product Technology which relates to the manufacture and supply of the Product, including without limitation, any processes, procedures, methods, tooling, fixtures, appurtenances, test hardware, software or equipment.

1.21	New Product Technology means New Technology that relates to the Product, including without limitation, the design, layout, specifications or component parts or any New Technology that is solely, uniquely or specifically related to the Product or the manufacture, test or packaging of the Product.

1.22	New Technology means Intellectual Property that is developed solely by a party or jointly by the parties while performing their obligations under this Agreement and which is not an Improvement.

1.23	NDA means the non-disclosure agreement between the parties attached as Schedule A hereto, and hereby incorporated by reference into this Agreement.

1.24	Prices means the prices to be charged by Supplier to JDSU for each Product as set out in the applicable Product Schedule, as may be revised from time to time in accordance with this Agreement, and as may be otherwise agreed to by the parties in writing from time to time.

1.25	Product means the item listed in a completed Product Schedule executed by the parties, which shall fully comply with the applicable Specifications.

1.26	Product Schedule has the meaning assigned in Section 2.1, and includes any amendment to a Product Schedule made by mutual written agreement of the parties.

1.27	Product Specifications means those technical and functional requirements, specifications and other requirements pertaining to the Product determined and provided in writing by JDSU and comprising, in part, any portion of the Know-how.

1.28	Purchase Order means, in the case of Supplier, where applicable, the purchase order submitted by Supplier to JDSU, and accepted by JDSU to purchase JDSU Supplied Items from JDSU, and, in the case of JDSU, the purchase order submitted by JDSU to Supplier and accepted by Supplier in connection with the supply of a specified quantity of Products to JDSU in accordance with this Agreement.

1.29	Release means a release order requesting and authorizing Supplier to deliver a specified quantity of Products covered by a Blanket Purchase Order, on a specified Delivery Date.

1.30	Rolling Forecast means JDSU’s non-binding forecasted Product requirements which JDSU provides to Supplier in accordance with Section 5 of this Agreement.

1.31	Taxes means all property, municipal, gross receipts, gross revenues taxes, sales, use, value added, goods and services, excise, harmonized and other non-recoverable taxes and other taxes and similar charges required to be paid to any domestic or foreign jurisdiction and all interest and penalties thereon.

1.32	Term means the initial term and all renewals thereof pursuant to Section 2.2.

1.33	$ or Dollars means United States currency as noted otherwise herein.

2.	SCOPE OF AGREEMENT

2.1	Product Schedule. Where Supplier wishes to supply, and JDSU wishes to purchase, a Product pursuant to the terms of this Agreement, the parties shall complete and sign a document substantially in the form shown as Schedule B (Product Schedule) for that Product. Upon the effective date of such Product Schedule, the supply and purchase of such Product shall be subject to the terms of this Agreement until removal of such Product from this Agreement in accordance with its terms or upon the expiry or earlier termination of this Agreement in accordance with its terms. For greater certainty, the terms of this Agreement shall apply to all Products purchased from Supplier by JDSU, even if not listed in a Product Schedule.

2.2	Term. Unless earlier terminated in accordance with its terms, this Agreement (a) is effective from the Effective Date and continues for an initial term of three (3) year(s) and (b) shall automatically renew for additional consecutive one (1) year periods after the initial term unless: (i) Supplier receives from JDSU, at least ninety (90) days prior to the end of the initial term or any renewal term, written notice to terminate this Agreement at the end of the then current term; or (ii) JDSU receives from Supplier, at least two hundred and seventy (270) days prior to the end of the initial term or any renewal term, written notice to terminate this Agreement at the end of the then current term. The parties agree that the Contract Manufacturing Agreement effective March 12, 2003 between JDSU and Supplier shall be deemed terminated as of the Effective Date of this Agreement.

2.3	Relationship Management.

2.3.1	ROE. JDSU and Supplier agree that day-to-day activities shall be managed in accordance with the latest JDSU revision of the Rules of Engagement document (ROE), which is hereby incorporated into this Agreement by reference. Supplier acknowledges having received and understood the ROE.

2.3.2

TQRDC. From time to time during the Term, JDSU and Supplier shall, when JDSU requests, meet (by telephone, videoconference or in person) (each a Business and Price Review Meeting) to discuss Supplier’s performance, Prices and other issues relating to this Agreement, including but not limited to, Supplier’s performance with regard to technology, quality, responsiveness, delivery and costs (collectively TQRDC). At every such meeting, Product Prices shall be reviewed for reductions, and the parties shall agree on the appropriate Price reductions and the manner and the timing of their implementation, on a fair and reasonable basis. The parties shall also set Price reduction targets for each of the next two (2) calendar quarters based on forecasted volumes and other factors affecting Price including without limitation those listed in Section 9.2, and identify actions and corresponding responsibilities of the parties required to achieve the said target Price reductions. If, following such a meeting, despite good faith negotiation between the parties, Supplier, by its own actions or inaction, has failed to comply with previously agreed targets with respect to Supplier TQRDC, then such failure shall be a material breach of this Agreement and JDSU may, terminate this Agreement pursuant to Section 22.2 and/or cancel all outstanding Purchase Orders and Releases for such Products, without any penalty, cost, or liability, notwithstanding any other provision of this Agreement. Supplier shall also promptly notify JDSU as soon as it becomes aware that any of Supplier’s material requirements or obligations under this Agreement is not being met. Within five (5) business days of the date that Supplier becomes aware of such failure, Supplier shall deliver to JDSU a Corrective Action Plan (CAP) detailing the process and timing by which Supplier will correct any failure to meet an applicable TQRDC requirement. If JDSU is not reasonably satisfied with the corrective action proposed in the CAP, or if Supplier fails to provide a CAP within the time required, then JDSU may treat such failure as a material breach of this Agreement and may, terminate this Agreement pursuant to Section 22.2 and/or cancel all outstanding Purchase Orders and Releases for impacted Products, without any penalty, cost, or liability, notwithstanding any other provision of this Agreement.

3.	JDSU EQUIPMENT AND MATERIAL

3.1	Provision of JDSU Material and JDSU Equipment. JDSU shall provide JDSU Material and JDSU Equipment to Supplier pursuant to the terms and conditions of this Agreement for use by Supplier to manufacture and supply the Products exclusively for and to JDSU pursuant to the terms of this Agreement. Supplier shall use JDSU Material on a “first in, first out” basis to minimize obsolete or unusable material.

3.2	Storage. Without limiting any obligations of Supplier under the Equipment Loan Agreements, Supplier shall [***] be responsible for safekeeping at its manufacturing facility all JDSU Material and JDSU Equipment, shall maintain the same in good condition and repair, and shall store the JDSU Material and JDSU Equipment at such facility [***] in a place that meets the requirements of this Agreement. All such JDSU Material and JDSU Equipment, while in the possession and under the control of Supplier, shall be at Supplier’s risk.

3.3	Tracking. Supplier shall maintain complete and accurate records of the quantity of JDSU Material received from JDSU, along with the quantity used in Products shipped to JDSU and quantity wasted in the manufacture, test and supply of Products. Supplier shall provide such records or related information as required from time to time by JDSU during the Term and JDSU shall, on [***] business days notice to Supplier, may audit such information at Supplier’s site. To this end, Supplier shall maintain and properly safeguard any wasted JDSU Material for a period not to exceed six (6) months, provided that Fabrinet informs JDSU before scrapping such wasted JDSU Material following the six (6) month period, so that it may be audited hereunder.

3.4.	Delivery of JDSU Supplied Items and Consigned Items. Except as agreed otherwise, all JDSU Supplied Items and Consigned Items shall be delivered in accordance with the Equipment Loan Agreement, provided that the costs of freight shall be borne by JDSU and any customs/export/trade related approvals, duties and/or other costs or obligations shall be borne by Fabrinet.

3.5	JDSU Supplied Items

3.5.1	Orders for JDSU Supplied Items. After execution of this Agreement, Supplier shall order, take delivery of and pay for, by way of a Purchase Order, those JDSU Supplied Items, if any, required to manufacture the Products forecasted to be ordered by JDSU during the following [***] week period for “A” type components (80% of BOM to total raw material value) and [***] months for B an C type components (15% and 5% of BOM respectively of total raw material value). All Purchase Orders submitted to JDSU by Supplier shall include a description of the required JDSU Supplied Items, the quantities ordered, the prices thereof, the proposed delivery date, and such other information as the parties may agree from time to time. Purchase Orders may be issued in writing, by mail or facsimile, or by electronic means as the parties may from time to time agree.

3.5.2	Title to JDSU Supplied Items. Title to JDSU Supplied Items shall pass from JDSU to Supplier only upon payment in full by Supplier to JDSU of the prices for the JDSU Supplied Items.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.5.3	JDSU Prices. During the Term, Supplier shall pay to JDSU, on account of the ordered JDSU Supplied Items, the prices set out in the applicable Product Schedule, or such other prices as set by JDSU from time to time for JDSU Supplied Items. Prices are FCA (Supplier’s factory) (Incoterms, 2000). Except as otherwise provided herein, Supplier shall be solely responsible for and shall pay all Taxes.

3.5.4	JDSU Invoice. JDSU shall invoice on, or as soon as reasonably practicable after, the delivery of JDSU Supplied Items to Supplier. Supplier shall pay JDSU the amount specified in the invoice within [***] days following receipt of JDSU’s invoice.

3.6	JDSU Consigned Items. JDSU shall supply to Supplier, on a consignment basis, at no charge, JDSU Consigned Items, if any, to enable Supplier to manufacture and supply the Products exclusively for and to JDSU pursuant to the terms of this Agreement, pursuant to the terms of the Equipment Loan Agreement.

4.	SUPPLIER’S GENERAL OBLIGATIONS

4.1	Manufacture and Supply of Products. Supplier shall, exclusively for JDSU, manufacture (which includes, without limitation, testing and packaging) the Products in accordance with the applicable Manufacturing Procedures, Product Specifications and the terms of this Agreement and supply exclusively to JDSU Products in quantities and on Delivery Dates specified in Purchase Orders or Releases for such Products placed by JDSU and accepted by Supplier, subject to the terms of this Agreement. Subject to Section 9 herein, Supplier acknowledges that JDSU may at any time itself manufacture, or have a third party manufacture, the Products.

4.2	Facility. Except as otherwise mutually agreed upon in writing by the parties in a Product Schedule, Supplier shall, at its cost, design, equip and maintain the Facility, such that it meets or exceeds, and continues to meet or exceed, the applicable Facility Specifications and shall comply with all the requirements agreed upon by the parties in writing regarding appropriate restricted access codes, signage and security measures at the Facility to protect the Products and JDSU Property. Supplier may not change its Facility or place of manufacture of a Product without receiving JDSU’s prior written consent. The parties agree that the plan for the transfer of manufacturing from Bintan, Indonesia to Supplier’s facility in Thailand shall be attached hereto as Schedule D. All Bintan-related transfer costs shall be at Supplier’s sole cost and expense. Supplier shall establish a detailed Product transfer schedule, identifying (without limitation) teams, resources, timing and milestones, in order to accomplish the transfer to and qualification of Supplier’s facility and processes within six (6) to nine (9) nine months of the Effective Date, such schedule to be approved by JDSU prior to implementation.

4.3	Equipment and Tooling/Material. Except as otherwise mutually agreed upon in writing by the parties in a Product Schedule, Supplier shall [***] procure, store, install, test and maintain all manufacturing, tooling, testing and other equipment and material, including JDSU Material and JDSU Equipment, if any, required for the manufacturing and the supply of the Products. Supplier shall perform, at the Facility, all routine installation, testing, repair and maintenance of JDSU Equipment and all inspection and testing of JDSU Material, unless otherwise agreed to in writing by JDSU.

4.4	Qualification Process. Supplier shall participate in and comply with JDSU’s qualification process, if any, to ensure Supplier and Products can meet the Facility Specifications, Manufacturing Procedures and the Product Specifications. The parties shall be responsible for the costs for such qualification as mutually agreed upon in writing.

4.5	Training. Except as otherwise mutually agreed upon in writing by the parties in a Product Schedule, Supplier shall [***] send the mutually agreed number of suitably qualified Supplier personnel to JDSU’s facilities at a location to be designated by JDSU with reasonable notice to Supplier to attend training sessions conducted by JDSU regarding the manufacturing of the Product in accordance with the Manufacturing Procedures. Prior to or upon their arrival, Supplier may also be required by JDSU to deliver executed Employee Acknowledgements, in a form designated by JDSU signed by each employee to be trained by JDSU. Except as otherwise mutually agreed upon in writing by the parties in a Product Schedule, travel and living expenses (including meals and accommodations) of Supplier’s personnel dispatched to participate in such training shall be borne by [***], and [***] shall incur the cost of the said training and any JDSU personnel dispatched to conduct such training. Supplier shall [***] attend all supplementary training deemed necessary by JDSU from time to time.

4.6	New Product Introduction (NPI) and Design Services. Supplier shall provide NPI and design services to JDSU as mutually agreed from time to time and as documented in a schedule to this Agreement. Any costs associated with NPI and Design Services shall be separately costed and reimbursed, as mutually agreed.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.	ORDERS AND FORECASTS

5.1	Purchase Orders. JDSU shall purchase Products by issuing Purchase Orders or Releases to Supplier from time to time. Purchase Orders, Blanket Purchase Orders and Releases shall be issued in writing, by mail or facsimile, or by electronic means as the parties may from time to time agree. Blanket Purchase Orders are issued for administrative purposes only, are not binding orders for Products and do not in any way bind JDSU to purchase any Products or material. Purchase Orders and Releases provided verbally are not binding unless and until confirmed in writing as described in this Section.

5.2	Rolling Forecast. JDSU shall provide Supplier with a non-binding twelve (12) month Rolling Forecast of its Product requirements for a Product within a reasonable time after the parties have executed this Agreement. The Rolling Forecast shall be updated on a monthly basis after its first delivery to Supplier, always covering the following six (6) to twelve (12) month period, as applicable. Unless otherwise mutually agreed or provided in this Agreement, each Rolling Forecast shall show JDSU’s estimated Product requirements on a weekly basis for the first two (2) months, a monthly basis for the following four (4) months and, where applicable, on a quarterly basis, or as otherwise agreed, thereafter. The Rolling Forecast is not a commitment from or liability to JDSU to purchase any quantity of Product or material, and is subject to change. Special Inventory (see below) shall be designated by JDSU on a quarterly basis.

5.3	Order Acceptance. All Purchase Orders or Releases for Products ordering quantities for delivery in accordance with JDSU’s current Rolling Forecast, provided the foregoing is issued upon or in advance of the applicable Product Lead Time, shall be deemed to be accepted by Supplier upon Supplier’s receipt of such Purchase Orders or Releases, as applicable. Supplier shall provide JDSU with confirmation of receipt and acceptance of such Purchase Orders and Releases within one (1) business day of JDSU’s transmission of same. In addition, Supplier shall use its commercially reasonable efforts to accept all other Purchase Orders and Releases within five (5) business days of JDSU transmission for Purchase Orders or Releases of Products that are not in accordance with the latest Rolling Forecast.

5.4	Upside and Downside Rescheduling and Cancellation.

5.4.1 Downside Rescheduling. A Product delivery may be delayed, postponed or rescheduled in whole or in part from its original agreed upon Delivery Date by JDSU any number of times up to a maximum of one hundred and eighty (180) days from the originally scheduled delivery without cost, charge or liability to JDSU in accordance with the following schedule:

JDSU’s days notice to Supplier prior to original Delivery Date	Percentage of Products scheduled for delivery that can be rescheduled without cost, charge or liability
0 – 14	[***	]%
14 – 28	[***	]%
29+	[***	]%

5.4.2 Upside Rescheduling. Except as otherwise mutually agreed upon in writing by the parties in a Product Schedule, JDSU may reschedule deliveries in advance of the originally agreed upon Delivery Date without cost, charge or liability to JDSU in accordance with the following schedule:

JDSU’s days notice to Supplier prior to original Delivery Date	Percentage of Products originally scheduled for delivery in the related notice period that can be rescheduled in advance without cost, charge or liability
0 – 14	[***	]%
14 – 28	[***	]%
29+	[***	]%

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplier will also attempt to comply with JDSU requests for either Upside or Downside Rescheduling in excess of the schedule requirements above on a reasonable efforts basis, provided that any additional costs to JDSU resulting from shall be subject to JDSU’s prior written approval.

5.4.3	Cancellation. Subject to Section 5.4.6, upon written notice to Supplier and for convenience, JDSU may cancel the delivery of Products:

(a)	With notice greater than [***] days, without any cost, charge or liability to JDSU;

(b)	With notice less than [***] days, subject to payment of Supplier’s actual costs incurred prior to receipt of the cancellation notice, and solely in relation to the applicable Purchase Order(s)/Release(s) for finished Products or Work in Process or raw materials provided that:

(i)	Supplier’s cancellation costs for finished Products shall never exceed the purchase price;

(ii)	Supplier’s cancellation costs may only be charged in relation to finished goods, work in progress and raw materials that were manufactured in accordance with the quantities and Product Lead Times set out JDSU’s most recent Rolling Forecast, applicable Product Schedule and/or Purchase Order/Release;

(iii)	Supplier shall immediately cease all work on the Purchase Order or Release subject to the cancellation notice, and shall use best efforts to minimize all costs associated with cancellation, including (without limitation) re-using parts and material and work-in-process in other Supplier products, reworking Products in a manner that is acceptable to JDSU, to make them saleable to other Supplier customers, and/or returning material to Supplier’s suppliers. Supplier shall provide JDSU with supporting evidence of all such reasonable costs actually incurred and claimed by Supplier under this Section. Payment of any costs that are not substantiated by adequate documentation may be denied by JDSU acting in its sole discretion;

(iii)	Upon JDSU’s request, Supplier shall promptly deliver to JDSU the Product, or any part thereof, in any state of manufacturing whatsoever, that was the subject of the cancelled Purchase Order or Release, together with all such work in progress and raw materials, or part thereof, for which JDSU has agreed to pay by way of the cancellation amount, and full title thereto; and

(iv)	Any cancellation charges hereunder represent JDSU’s sole and exclusive obligation and Supplier’s sole and exclusive remedy in the event of any cancellation of a Purchase Order or Release by JDSU pursuant to this Section.

5.4.4	Safety Stock Program. Unless otherwise agreed by the parties, each Product Schedule shall provide any applicable safety stock obligations of Supplier to increases in Product demand from JDSU.

5.4.5	Ramp Up Program. Unless otherwise agreed by the parties, each Product Schedule shall provide any applicable ramp up capability obligations of Supplier to address increases in Product demand from JDSU.

5.4.6	Special Inventory. Subject to JDSU’s rights under Section 5.4.3, JDSU authorizes Supplier to purchase certain components, materials and supplies for the manufacturing of Products:

(i) With Lead Times exceeding the period covered by the accepted Purchase Orders or Releases for the Products in quantities exceeding that required to fulfill accepted Purchase Orders and Releases but only to the extent necessary to ensure Supplier is able to deliver quantities of Products (including upside quantities) forecasted in JDSU’s Rolling Forecast as of the applicable Lead Time of such components, materials and supplies (Long Lead Time Components) provided all such Long Lead Time Components are identified and their purchase lead times specified in writing as part of the Product Schedule; and Supplier has obtained JDSU’s prior written agreement executed by an authorized JDSU representative;

(ii) In quantities exceeding the required quantity to fulfill accepted Purchase Orders and Releases provided such excess quantities were purchased to achieve price targets for such components, materials and supplies (Economic Order Inventory);

(iii) In quantities exceeding the required quantity to fulfill accepted Purchase Orders and Releases provided such excess quantities were purchased as a result of minimum lot sizes available from manufacturers (Minimum Order Inventory); and

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(iv) In quantities exceeding the required quantity to fulfill accepted Purchase Orders and Releases provided such materials are non-cancelable and non-returnable from third party vendors (NCNR Inventory).

Lead Time Components, Economic Order Inventory, Minimum Order Inventory, and NCNR Inventory are collectively designated herein as Special Inventory. Each Product Schedule shall document any applicable Long Lead Time Components and/or NCNR Inventory. Written requests and authorizations to purchase Economic Order Inventory and Minimum Order Inventory shall be provided by JDSU to Supplier on a quarterly basis or shorter timeframe at JDSU’s discretion. Notwithstanding the above, JDSU shall not be responsible for any costs, charges or liability Special Inventory (in the case of Long Lead Time Components) outside the documented Lead-Time, or unauthorized procurement of Long Lead Time Components, Economic Order Inventory, Minimum Order Inventory, or NCNR Inventory.

5.4.7	Excess and Obsolete Material:

(a) Obsolete Material. Obsolete Material is defined as the mutually agreed upon components, materials, and supplies that shall no longer be utilized in the manufacture of Products. Subject to mutual agreement, JDSU will issue a purchase order for all Obsolete Material prior to the end of the quarter the material is declared obsolete. The amount of the purchase order shall mutually agreed upon.

(b) Excess Inventory. Excess Inventory is defined as components, materials, and supplies in excess of projected usage for a defined period of time, and is determined using management’s best estimate of future demand at the time, based upon information available and utilizing the following analysis and action (no Rolling Forecasts, Purchase Orders or Releases for twelve (12) months):

(i) Fabrinet will use JDSU’s Purchase Orders, Releases, and Rolling Forecasts (collectively “Production Forecast”) to determine the basis for defining material usage.

(ii) Supplier will provide a bi-weekly report highlighting all Excess Inventory.

(iii) A Purchase Order, payable per the terms of this Agreement, will be issued to JDSU in the amount of any materials designated as Excess Inventory for one month, which invoice shall be payable per the terms of this Agreement.

(c) Mitigation. Supplier will use commercially reasonable efforts to mitigate JDSU’s liability for Excess Inventory and Obsolete Materials, including, without limitation, canceling materials orders, rescheduling materials orders, selling materials or utilizing the materials for other customers, where applicable, provided that JDSU upon request shall be provided with evidence of such commercially reasonable efforts to mitigate liability, and provided that the maximum total JDSU liability for any Excess Inventory or Obsolete Materials may not exceed [***].

6.	PACKAGING, SHIPPING, DELIVERY, RISK AND TITLE AND DROP SHIPMENTS

6.1	Packaging. Supplier shall, at its cost, package, bar code, label and handle all Products in accordance with the applicable Product Specifications and Manufacturing Procedures and so as to protect them from reasonable loss or damage during shipment and while in storage. Supplier shall ensure that each shipment of Product is accompanied by a packing slip that indicates, at minimum, Product description, Supplier part numbers, JDSU part numbers and the applicable Purchase Order or Blanket Purchase Order number. Supplier shall provide, at its cost, all packaging and labeling material. Supplier shall also pay for all costs, if any, associated with JDSU returning reusable packaging materials to Supplier.

6.2	Delivery and Shipping Requirements. Supplier shall deliver the Products to JDSU at the Delivery Location on the Delivery Date. JDSU may change the Delivery Location, and agrees to pay any difference in delivery charges (provided that JDSU is notified in advance and agrees to pay such charges), at any time by giving prior written notice to Supplier any time before the affected Products are shipped. Supplier shall not ship partial shipments of Products to JDSU unless JDSU agrees in writing.

6.3	Delivery Date. Delivery Dates for Products shall be as specified on each Purchase Order or Release, unless otherwise mutually agreed in writing. Supplier shall accept all JDSU requested Delivery Dates for Products where Purchase Orders or Releases are for quantities specified JDSU’s current Rolling Forecast and issued upon or in advance of the applicable Product Lead Time. Supplier shall use commercially reasonable efforts to accept and comply with all other JDSU requested Delivery Dates.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.4	Title and Risk. Unless otherwise specified in a Product Schedule: (i) all Products shipped by Supplier pursuant to this Agreement shall be FCA (Origin) (Incoterms 2000); (ii) title to the Products shall pass from Supplier to JDSU when Products are [***]; and (iii) Supplier shall record JDSU as the importer of record for all Products delivered to JDSU pursuant to this Agreement.

6.5	Late Delivery. Supplier shall immediately notify JDSU in writing upon becoming aware that any part of a shipment of Products will not be, or has not been, delivered by the Delivery Date and shall provide reasons for the delay, with a revised delivery date. Supplier’s revised delivery date must take into account the use of all means available to expedite production and delivery of the delayed Products including without limitation expediting the procurement of materials, using expedited transportation means and labor overtime (Accelerated Measures). In the event of such delay, JDSU may, in its sole discretion, agree to a revised Delivery Date or cancel that part of the Purchase Order or Release for the delayed Products [***], notwithstanding any other provision hereof. Where JDSU agrees to the new Delivery Date, Supplier shall [***] employ Accelerated Measures to ensure the delayed Products are delivered on or before the revised Delivery Date. For the purposes of this Section 6.5, Rejected Products (defined in Section 7.1) shall be deemed not to have been delivered by the Delivery Date.

6.6	Consequences of Late Delivery. Supplier acknowledges that JDSU shall likely be in breach of its obligations to certain of its customers in the event Supplier does not deliver the Products on the Delivery Date or fails to deliver Products that comply with the applicable Product Specifications. Supplier shall therefore pay to JDSU an amount equal to [***].

6.7	Drop Shipments. From time to time JDSU may require that Supplier ship Products to Delivery Locations other than JDSU facilities as designated.

(a)	Confidential Information. The information provided by JDSU to Supplier in relation to drop shipping is commercially sensitive JDSU Confidential Information as defined in and subject to the NDA between JDSU and Supplier. With the exception of the disclosure of the drop ship information provided by JDSU for inclusion with each drop ship order to its designated third party recipient, Supplier may not disclose any information related to the JDSU drop ship program to any other party without the prior written consent of JDSU.

(b)	Drop Ship Process. Supplier shall comply with the administrative and technical processes set out by JDSU’s drop ship program documentation, as modified from time to time by JDSU with reasonable notice to Supplier, including any and all confidentiality requirements of Supplier or third parties. Such documentation shall be deemed to be incorporated by reference into this Agreement.

(c)	Shipping Terms. Supplier agrees that the shipping terms for drop shipped Products may vary according to the designated Delivery Location and shall be agreed upon in each Purchase Order. In all cases, title to the Products shall pass from Supplier when the Products are [***], and prices are exclusive of Taxes.

(d)	Communication with JDSU Customers. Supplier shall include all documentation designated by JDSU for inclusion with the relevant drop ship order, and shall not alter such documentation without the prior written consent of JDSU. Supplier acknowledges that most recipients of drop shipped Products are JDSU customers. Except for as specifically required by the drop shipment program or with the prior written authorization of JDSU, Supplier shall not communicate directly with JDSU customers, and any JDSU customer communications to Supplier related to the Products shall be promptly forwarded to JDSU.

(e)	Drop Ship Program Costs. Any costs or expenses related to Supplier’s access, implementation, training or other expenses relating to the JDSU drop ship program shall [***], except that any related software license costs shall be borne by [***].

7.	INSPECTION AND REJECTION OF PRODUCTS

7.1	Inspection and Rejection. JDSU shall have a period of [***] days following receipt of a shipment of Products to inspect the Products using an industry-accepted sampling plan (AQL) before accepting the shipment. JDSU reserves the right to perform this inspection at Supplier’s location upon notice to Supplier prior to shipment. Subject to the terms of this Agreement, JDSU may reject Products or Product shipments, in whole or in part, where the AQL inspection reveals the Products are damaged, are defective in design, material or workmanship or do not fully conform with the Specifications, or if there are discrepancies with respect to the type or number of Products shipped

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

to JDSU. Products rejected pursuant to this Section are Rejected Products. Rejected Products shall be returned to Supplier in accordance with Section 7.2 and for each Rejected Product, Supplier shall, at JDSU’s option, promptly (a) deliver, at Supplier’s cost, repaired or replacement Products or (b) at JDSU’s election, issue either a full refund or credit to JDSU for the Rejected Product.

7.2	Product Returns. Within one (1) Supplier business day after receipt of JDSU’s notice of JDSU’s intention to return a Product pursuant to this Agreement, Supplier shall issue a Return Materials Authorization number (RMA). If no RMA is issued within one (1) Supplier business day, JDSU may return the Product without further notice to Supplier and without a RMA. Supplier shall pay all costs associated with the transportation of a returned Product, including the cost of transportation from JDSU to Supplier’s plant, and, where applicable, transportation of replacement or repaired Products to JDSU, as well as all insurance costs associated with the returned Products and the repaired and replacement Products.

8.	APPROVED VENDORS AND MATERIALS

8.1	List of Property. Supplier shall, upon JDSU’s written request, provide JDSU with a complete and detailed list of all equipment, tooling and other material (Third Party Material) obtained by Supplier from third parties, which is used by Supplier in the manufacture and supply of Products to JDSU under this Agreement, along with such party’s identity at which such Third Party Material was purchased.

8.2	Approved Vendors. Where JDSU has specified that a Third Party Material is to be procured from a particular vendor, whether in the Product Specifications or otherwise, Supplier shall only procure such Third Party Material from that vendor. Where Supplier wishes to procure Third Party Material from a vendor other than that vendor specified by JDSU, such change shall be processed as an Engineering Change pursuant to Section 12. Supplier, at JDSU’s request, will source for, and provide to, JDSU any third party materials or products (including without limitation Third Party Materials) for JDSU’s use in research and development activities. Such third party materials or products will be provided to JDSU [***].

9.	PRICES, INVOICING AND PAYMENT TERMS

9.1	Prices. All Prices for the Products are set out in the applicable Product Schedule and are subject to anticipated reductions thereof as provided in this Agreement and/or the applicable Product Schedule. Unless otherwise specified in a Product Schedule, (i) Prices are FCA (Origin) (Incoterms 2000) and are exclusive of Taxes; (ii) JDSU will be the importer of record in cases where Product is being shipped directly to JDSU; and (iii) in the case where Product is being shipped to a third party as designated by JDSU, JDSU will designate the importer of record. [***] agrees to pay all Taxes levied or based on the Products, except for [***]. Any Taxes assessed to JDSU will be separately stated on the invoice. Supplier will not assess a Tax for which JDSU has furnished to Supplier a copy of a tax exemption certificate, certificate of authority, direct pay permit, or any equivalent document acceptable to the relevant taxing authority. The Fabrinet pricing model is attached below. [***]:

Item	Fabrinet – Volume Manufacturing	Fabrinet – NPI
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

9.2	Price Reductions.

9.2.1 General Price Reduction Program. Throughout the Term, Supplier shall conduct an ongoing Product price reduction program. Supplier shall target the reduction of the cost of specific components included in the Products, in addition to continuously improving the manufacturing, productivity, and/or operational processes used to manufacture Products to reduce prices charged to JDSU. Following implementation, and subject to Section 9.2.2, Supplier shall promptly convey the resulting materials, manufacturing, and/or operational cost savings through to JDSU in accordance with the following:

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a)	One Hundred Percent (100%) of any JDSU originated cost Bill of Materials (BOM) or scrap related reductions (including without limitation cost reductions resulting from JDSU component pricing decreases or due to JDSU’s directions to Supplier with respect to the use of components within the Products) shall be provided to JDSU; and

(b)	[***] Percent ([***]%) of any Supplier originated BOM or scrap related cost reductions shall be provided to JDSU for a period of [***] months following implementation;

(c)	[***] Percent ([***]%) of any Supplier originated BOM or scrap related cost reductions shall be provided to JDSU after the [***] month period following implementation; and

(d)	Supplier shall reduce aggregate Product costs [***] as calculated from the Effective Date throughout the Term.

9.2.2.Transformation Costs. Solely with respect to data communications Products transferred from Bintan, Indonesia, the parties agree that transformation cost Product pricing (to be included in the Product Schedules) may be reduced if Product volumes exceed certain mutually agreed upon levels. Provided that such Product volumes do not decrease from such levels as a result of JDSU allocating Product production to another party (except in the event of breach or non-performance by Supplier), then transformation cost pricing shall not exceed the aforementioned amounts. Additionally, and solely with respect to Products manufactured in Bintan, Indonesia in accordance with Schedule D, as of the Effective Date:

(i) Prior to the transfer of such Products from Bintan and wind-down of Bintan operations, JDSU shall receive One Hundred Percent (100%) of any cost reductions (whether originated from JDSU or Supplier, and including without limitation BOM costs, Transformation Costs or scrap related reductions); and

(ii) Following the transfer of such Products from Bintan, JDSU shall receive the benefit of any related cost reductions in accordance with Section 9.2.1 above.

9.3	Invoicing and Payment. Supplier may only issue an invoice to JDSU upon or after delivery of the particular Products to the Delivery Location. All invoices shall reference the associated Purchase Order or Blanket Purchase Order number, as applicable. Payment shall be net [***] days following the receipt of a valid invoice from Supplier, subject to JDSU’s right of set-off. Notwithstanding any amount shown on Supplier’s invoice, JDSU shall have no obligation to pay for any Rejected Products or Products otherwise returned and not yet paid for by JDSU in accordance with this Agreement. JDSU, at it sole election and discretion, may make any payment hereunder to Supplier by means of electronic transfer and, upon reasonable notice from JDSU to Supplier, Supplier shall enter into an electronic data interchange arrangement or agreement with JDSU reasonably satisfactory to JDSU.

9.4	[***]. Supplier shall allow JDSU to reasonably verify compliance with this Section by means of review by an independent external auditor at JDSU’s cost, unless the auditor determines that Supplier is in breach of this Section in which event, Supplier shall bear the cost of such audit.

10.	INTELLECTUAL PROPERTY OWNERSHIP

The following summary table sets out, in simplified form, the parties’ respective ownership rights in Intellectual Property which are described in detail in Sections 10 and 11:

	JDSU Basic IP	Improvements to JDSU Basic IP	Supplier Basic IP	Improvements to Supplier Basic IP	New Product Technology	New Process Technology

Developed solely by JDSU	Owned by JDSU	Owned by JDSU	Not applicable	Owned by JDSU	Owned by JDSU	Owned by JDSU

Developed jointly by the parties	Not applicable	Owned by JDSU	Not applicable	Owned by Supplier and licensed to JDSU	Owned by JDSU	Owned by Supplier and licensed to JDSU

Developed solely by Supplier	Not applicable	Owned by JDSU	Owned by Supplier	Owned by Supplier with a limited license to JDSU	Owned by JDSU	Owned by Supplier with a limited license to JDSU

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.1	Basic IP. JDSU owns and shall continue to own JDSU’s Basic IP and all Intellectual Property rights therein and Supplier has no ownership rights in JDSU’s Basic IP. Supplier owns and shall continue to own Supplier’s Basic IP and all Intellectual Property rights therein and JDSU has no ownership rights in Supplier’s Basic IP.

10.2	Improvements.

10.2.1	JDSU Owned Improvements. JDSU shall own: (a) all Improvements to JDSU’s Basic IP developed by either JDSU or Supplier, or jointly by JDSU and Supplier, and (b) all Improvements to Supplier’s Basic IP developed solely by JDSU.

10.2.2	Supplier Owned Improvements. Supplier shall own all Improvements to Supplier’s Basic IP developed solely by Supplier or jointly by JDSU and Supplier.

10.3	New Product Technology. JDSU shall own all New Product Technology developed by either JDSU or Supplier or jointly by JDSU and Supplier.

10.4	New Process Technology. JDSU shall own all New Process Technology developed solely by JDSU. Supplier shall own all New Process Technology developed solely by Supplier, or jointly by JDSU and Supplier.

10.5	Report. Supplier shall, as soon as reasonably possible after becoming aware of any Improvements or New Technology that Supplier has solely developed or jointly developed with JDSU, or within ten (10) days of any JDSU request, fully report and disclose to JDSU, in reasonable detail for JDSU to fully understand, all such Improvements, New Technology and applicable Supplier Basic IP. In addition, at each Business and Price Review Meeting set out in Section 2.3, Supplier shall provide a full and detailed report of all such Supplier Basic IP, Improvements and New Technology. When Supplier initiates an ECN request pursuant to Section 12 which requires the use of any Supplier-developed Improvements or New Technology, then Supplier shall report and fully disclose to JDSU in reasonable detail for JDSU to fully understand all such Improvements or New Technology and any applicable Supplier Basic IP.

10.6	Confidential. Each party’s Basic IP, Improvements and New Technology shall be maintained in confidence by the other party in accordance with the confidentiality obligations contained in the NDA.

10.7	Assignment. Supplier hereby assigns, and agrees to assign, to JDSU all right, title and interest in and to all Supplier-developed Improvements and New Technology owned by JDSU, including without limitation, the Intellectual Property rights therein. JDSU hereby assigns, and agrees to assign, to Supplier all right, title and interest in and to all JDSU-developed Improvements and New Technology owned by Supplier, including without limitation, the Intellectual Property rights therein.

11.	LICENSE GRANTS

11.1	License to JDSU Basic IP/Improvements/New Technology.

11.1.1	JDSU’s Basic IP. JDSU grants to Supplier, for the Term, a non-assignable, non sub-licensable, non-exclusive, royalty-free license to use the Basic IP in existence as of the Effective Date of this Agreement solely to perform its obligations hereunder.

11.1.2	Additional Basic IP/Improvements/New Technology. JDSU may, at its option, subject to Section 12 and for the Term, grant to Supplier a non-exclusive, non-assignable, non-sub-licensable, royalty-free license to use Basic IP created after the Effective Date, Improvements and New Technology owned by JDSU solely to perform its obligations hereunder, provided that, prior to such use, the parties have mutually agreed to the terms of implementation of the change.

11.2	License to Supplier Basic IP/Improvements/New Technology. Subject to JDSU’s prior written approval to use the applicable Supplier Basic IP created after the Effective Date, Improvement or New Technology owned by Supplier pursuant to Section 12 or otherwise:

11.2.1

Supplier Basic IP/Improvements/New Technology: To the extent reasonably commercially necessary to commercially make, use, reproduce or sell the Product, subject to Section 11.2.2, Supplier hereby grants to JDSU, an irrevocable, perpetual, world-wide, non-exclusive, paid-up, royalty free license, with the right for

JDSU to grant sublicenses, to make, use, reproduce any Improvements owned by Supplier and, to the extent required to use such Improvements, the same grant of a license for Supplier’s Basic IP, and any New Technology owned by Supplier and the right to make, use and sell any products made by using such Basic IP, Improvements and New Technology. Notwithstanding the foregoing, where JDSU requires a license to any of Supplier’s Basic IP (whether created prior to or after the Effective Date) to give effect to this Section 11.2.1 after termination of this Agreement, JDSU shall pay Supplier a reasonable royalty.

11.2.2	Jointly Developed Supplier Technology: Supplier hereby grants to JDSU, an irrevocable, perpetual, world-wide, non-exclusive, paid-up, royalty free license, with the right for JDSU to grant sublicenses, to make, use, reproduce (a) any jointly developed Improvements owned by Supplier and, to the extent required to use such Improvements, Supplier’s Basic IP, and (b) any jointly developed New Technology owned by Supplier. Such rights include the right to make, use and sell any products made by using such Basic IP, Improvements or New Technology.

11.3	License Restrictions.

11.3.1	Apart from the limited licenses granted above, neither party obtains any interest in the other party’s Basic IP, Improvements or New Technology. All documents, materials and copies relating to the foregoing, in whole or in part and in any material form, shall remain the property of the owner.

11.3.2	A party shall not alter, remove or destroy any proprietary markings or confidentiality legends or notices placed upon or contained within, or attempt to reverse engineer directly or indirectly any of the other party’s Basic IP, Improvements or New Technology.

11.3.3	In any action or proceeding relating to a party’s Basic IP, Improvements or New Technology, the other party shall not, nor will it assist others to, contest the owner’s title to or the validity of the owner’s Basic IP, Improvements or New Technology.

11.3.4	A party shall take such reasonable steps as the other may require from time to time, to protect the other’s Basic IP, Improvements and New Technology.

11.4	E20 Licenses. Sections 10 and 11 herein shall not apply to the licenses and/or other IP rights granted under the E20 Singapore and E20 Indonesia license agreements, which shall remain in full force and effect notwithstanding the IP provisions in this Agreement.

12.	ENGINEERING AND SITE CHANGES

12.1	Supplier Proposed Changes.

12.1.1	General Restriction. Subject to the terms of this Section, Supplier may not: (a) relocate any part of the Facility or (b) make any change to the Facility Specifications, the Manufacturing Procedures, the Product Specifications, quality assurance processes, or (c) change any other JDSU requirements related to the Product, including without limitation the manufacturing or supply of the Product (each an Engineering Change), without JDSU’s prior written consent, acting in its sole discretion.

12.1.2	Change Procedure. Where Supplier wishes to make an Engineering Change, Supplier shall issue an engineering change notice (ECN), which ECN shall include, without limitation, sufficient details regarding the nature of the proposed change, the reason for the proposed change, details regarding its implementation, the impact of the change (including but not limited to scheduling and Prices) on any Purchase Orders or Releases, and the proposed implementation date of the Engineering Change. Promptly after issuing the foregoing ECN, Supplier shall, at its cost, provide JDSU with sufficient evaluation samples of the affected Product (after having incorporated the Engineering Change) and other information requested by JDSU to enable JDSU to evaluate the Engineering Change. JDSU may, acting in its sole discretion, reject any Engineering Change and shall notify Supplier in writing of such rejection within a reasonable period of time from its receipt of such Product samples and other information. While JDSU is considering an Engineering Change or if JDSU rejects an Engineering Change, Supplier shall continue to manufacture and supply the Product, in accordance with the terms of this Agreement, without the Engineering Change. Where JDSU provides its written approval of the Engineering Change, Supplier shall implement the change on a mutually agreed schedule.

12.2	JDSU Requested Changes. JDSU may, at JDSU’s cost, by written notice to Supplier, amend JDSU drawings or designs, or the Specifications, at any time prior to the manufacture of the affected Products and provided JDSU pays to Supplier any reasonable non-recurring charges, if any, and/or revised Prices for such Products, as mutually agreed by the parties in writing. Supplier shall implement such amendment within a period of time as mutually agreed by the parties. Where the change is required to bring Products into compliance with applicable laws, statutes, regulations, codes, standards or other requirements, Supplier shall, at its cost, implement the amendment as soon as possible.

13.	QUALITY ASSURANCE

13.1	Quality System. Supplier shall establish, implement and maintain throughout the Term a quality system which meets ISO-9002 and/or such other quality system as may be designated by JDSU as soon as commercially reasonable but not later than [***] months following JDSU notice to Supplier (Quality System) for the proper control of material, quality, processing, assembly, packaging and shipping of the Products. Where Supplier is certified under the foregoing and fails to obtain or maintain such certification(s), Supplier shall promptly notify JDSU. Any failure to obtain or maintain such certification(s) during the Term shall be deemed to be a breach of a material obligation in this Agreement entitling JDSU to terminate the Agreement pursuant to Section 22.2.

13.2	Supplier Corrective Action. Where problems or deficiencies are identified as provided for in this Section 13 and Section 14, JDSU may issue Supplier Corrective Action Requests (SCAR) to Supplier. Supplier shall promptly reply to a SCAR, and take immediate corrective action acceptable to JDSU to prevent the recurrence of any and all deficiencies or problems identified in such SCAR. Supplier shall notify JDSU as soon as a deficiency or problem identified in a SCAR is corrected.

13.3	Tests. Supplier shall, at its cost, prior to delivery to JDSU, perform all commercially reasonable test and inspection procedures, as well as those tests and inspections required by JDSU, relating to the Product. Supplier shall provide true and complete copies of all test and inspection documentation and records upon JDSU’s written request.

14.	PLANT AUDITS AND INSPECTIONS

14.1	Audits and Inspections. JDSU, and its agents, representatives, employees and customers, may from time to time during the Term, during normal business hours and following reasonable notice to Supplier, with Supplier’s full cooperation and assistance, enter and remain upon Supplier’s Facility, or any other premises or location approved by JDSU where any JDSU Material, JDSU Equipment or the Product may be stored or kept by Supplier, to review, inspect, test and to conduct audits of the facilities, the Products, Supplier’s operations, the care and control of the Product, the JDSU Material and JDSU Equipment and any non-JDSU property used in the manufacture, test, package and supply of the Products to JDSU, as well as Supplier’s quality control and other procedures (including without limitation restricted access, signage and security) all as reasonably necessary for JDSU to satisfy itself of Supplier’s compliance with its obligations under this Agreement. JDSU, and its agents, representatives and employees shall also have: (a) the right to examine all applicable records and reasonable supporting data held by Supplier, and (b) reasonable access to its staff including technical staff, to determine the identity and scope of Improvements and New Technology whether solely or jointly developed by Supplier, which JDSU reasonably believes Supplier has not adequately disclosed in accordance with this Agreement.

15.	PRODUCT WARRANTY

15.1	Product Warranty. Supplier warrants to JDSU and its customers for [***] years from the date Products are shipped to the Delivery Location (Warranty Period) that the Products: (a) have been manufactured in accordance with JDSU’s applicable Manufacturing Procedures; (b) will meet mutually agreed JDSU performance requirements confirmed by mutually agreed written testing procedures and; (c) shall be free from defects in workmanship. Supplier also warrants to JDSU and its customers that any services to be provided by Supplier hereunder shall be performed to a standard reasonably acceptable in the industry. In the event that during any ninety (90) day period of the Term, the percentage of Products that fail to meet the above warranty is equal to or in excess of the Product Warranty Failure Percentage set forth in the Product Schedule, JDSU may immediately terminate this Agreement with respect to the relevant Product (in which case same shall constitute termination pursuant to Section 22.2 for a material breach not cured in accordance therewith) . If no Product Warranty Failure Percentage is set forth in a Product Schedule or no Product Schedule applies, the default Product Warranty Failure Percentage shall be [***] percent ([***]%).

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15.2	Warranty Remedy. Products not meeting the above warranties (Defective Product) shall be returned pursuant to Section 7.2 and, at JDSU’s option, subject to JDSU’s remedies under Section 7.1, Supplier shall, at its cost, promptly (a) repair or replace the Defective Product at no cost to JDSU or (b) [***]; or (c) at JDSU’s election, in the event that JDSU has lost its customer order as a result of the Defective Products and/or Supplier cannot deliver repaired or replacement Products to JDSU within ten (10) days of their return to Supplier, [***]. All Defective Products repaired or replaced under warranty shall be warranted for a period equal to the longer of: (a) the remainder of the original Warranty Period or (b) two (2) years.

15.3	Epidemic Failure Warranty.

An Epidemic Failure shall be deemed to have occurred if, during the period of [***] years from shipment to the Delivery Location (the “Epidemic Failure Period’), Products fail to perform in accordance with Sections 15.1 and 15.5 (Product Warranty and Exclusions) in accordance with one or more of the following criteria:

a) A specific defect mode, experienced in JDSU and/or end customer production line tests, exceeds a Product’s target return rate as set out in the applicable Specification;

b) A total defect rate with a Product and/or similar Products, experienced in JDSU and/or end customer production line tests, results in a defect level at least one and one-half times (1.5x) the target return rate set out in the applicable Specification during any rolling (90) day period, and based on a minimum quantity of [***] Products purchased within such period;

c) A specific defect mode with a field deployed Product and/or similar Products which exceeds the constant or stable Failure in Time (“FIT”) rate set forth in the applicable Specification;

d) A total defect rate with a Product and/or similar Products in field deployed units which exceeds the constant or stable FIT rate set forth in the applicable Specification by at least one and one-half times (1.5x);

e) A defect rate or mode occurs with the Product in excess of such other criteria as may be mutually agreed upon in writing by JDSU and Supplier; or

f) If no FIT rate or similar criterion is listed in the applicable Specification or has been otherwise agreed to by JDSU and Supplier, then an Epidemic Failure shall be deemed to have occurred if more than [***] percent ([***]%) of the total installed based of the same type of Product does not conform to the warranty terms set out in Section 15.1.

In the event of an Epidemic Failure during the Epidemic Failure Period:

g) Supplier shall, at its cost, provide Support Services (defined in Section 16) and/or, if deemed necessary by JDSU, at Supplier’s cost, implement an Eight Disciplines (“8D”) problem solving methodology (or equivalent methodology) to identify containment, root cause(s), permanent corrective action(s), and/or invoke Engineering Change (defined in Section 12) as required to remedy the problem giving rise to the Epidemic Failure. Supplier shall also, at its cost, ensure an effective quarantine, containment action, and disposition of suspect material related to the Epidemic Failure at the Supplier, JDSU and/or end customer locations.

h) Supplier shall notify JDSU promptly and provide an initial problem verification report within two (2) Supplier business days, including a containment and failure analysis plan per the 8D methodology (or equivalent methodology). A complete 8D report, including permanent corrective and preventive action, shall be provided by the Supplier to JDSU within fifteen (15) calendar days of initial notification.

i) JDSU shall have the right, at its sole discretion, to claim, for affected Products, both installed and finished goods inventory, whether or not such Products have in fact failed, and Supplier shall provide a full refund, credit, repair services or replacement Products and pay for any direct costs associated with the de-installation and re-installation of the Products contained in JDSU end customer products (including without limitation freight, insurance, shipping, and like expenses), in the manner and under the terms set out in this Section.

15.4	JDSU Bintan Product Warranty Coverage. Supplier agrees to provide warranty coverage in accordance with this Section 15 for JDSU products manufactured at the Bintan facility prior to the Effective Date for the remainder of their respective warranty periods (whose durations and other pertinent information will be provided by JDSU to Supplier) at mutually agreed upon and commercially reasonable rates.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15.5	Exclusions. The above warranties shall not apply to any Products which have been misused, damaged, placed in an unsuitable physical or operating environment or maintained improperly by JDSU or caused to fail solely as a result of any component, material, product or service supplied by JDSU; or any Products with a defect solely caused by the defective written JDSU Property design or other fault in any JDSU Property provided by JDSU. EXCEPT AS PROVIDED IN THIS SECTION, OR IN ANY OTHER PROVISION OF THIS AGREEMENT, SUPPLIER MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTS HEREUNDER, INCLUDING ANY IMPLIED WARRANTIES RESPECTING MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

16.	SUPPORT SERVICES

16.1	Support. Supplier shall, at Supplier’s cost, provide technical assistance, functionally equivalent replacement Products, repair services and failure analysis services (Support Services) on any individual Product, including discontinued Products, during the Warranty Period and, after the expiry of the Warranty Period Supplier shall provide Support Services for an additional period of [***] years at commercially reasonable rates. All repaired or replacement Products shall be warranted in accordance with the provisions of Section 15. Supplier may not discontinue the manufacture or supply of Products or Support Services without JDSU’s prior written consent. Supplier shall also, at JDSU’s request and at [***] cost, provide a Supplier employee at JDSU’s site to provide Product order and other functional liaison services to JDSU, as JDSU may reasonably require.

16.2	Failure Analysis. As part of the Support Services, Supplier shall complete a failure analysis on all returned Products within seven (7) days of receipt of such Products. Supplier shall deliver to JDSU, within ten (10) days of receipt of the returned Products, a written report of the analysis and Supplier’s findings. If more than [***] percent ([***]%) of all units of a Product shipped to JDSU within any ninety (90) day period are defective, then Supplier shall, at its cost, immediately initiate a corrective action plan and perform a routine cause analysis on the Product. Supplier shall update JDSU on a daily basis with the status and findings of the said analysis and plan and provide such other reasonable information required by JDSU in connection therewith.

17.	INDEMNITIES AND LIMITATION OF LIABILITY

17.1	Third Party Claims. Subject to Section 17.2, Supplier shall indemnify and hold harmless JDSU and its directors, officers, employees, authorized subcontractors and other JDSU representatives (in this Section 17, collectively, JDSU) from and against any and all liability including without limitation, all costs, expenses, claims, damages, profits, reasonable solicitor and attorney fees and other amounts incurred by JDSU in connection with such liability resulting from any third party claims against JDSU on account of injuries, including death, to any person, damage to property, or other third party claims, demands or proceedings against JDSU, to the extent caused by (a) the fault, misconduct or negligence of Supplier, its employees, representatives, agents or other persons within its control; (b) the breach by Supplier of its obligations hereunder; or (c) any Product or material supplied by Supplier. JDSU shall promptly notify Supplier of any such claim and, where the parties agree Supplier is fully liable for the claim, loss, damage, injury or liability, Supplier shall have complete control, at its cost, of any negotiation, arbitration or litigation concerning such claims except that Supplier shall not enter into any settlement agreements without JDSU’s prior written consent. JDSU shall provide, at Supplier’s cost, all available information and other reasonable support to Supplier in respect of its investigation or defense of any such claim or suit.

17.2	Infringement. If a third party claims that a [***] or any other material [***] developed by Supplier hereunder, infringes its patent, copyright, trade mark, trade secret, industrial design, topographies or other Intellectual Property rights anywhere in the world, Supplier shall and does hereby indemnify and hold JDSU harmless from and against all claims and other amounts incurred by JDSU in connection with such third party claim, including without limitation any monetary relief awarded against JDSU by a court or other judicial, legal or arbitral process, authority or jurisdiction, or a final settlement amount, if any, as a result of such third party claim and Supplier shall also, at Supplier’s cost, defend JDSU against the third party claim, during which defense, JDSU may be independently represented, at Supplier’s cost, by counsel of JDSU’s selection. JDSU shall promptly notify Supplier of such claim and, at Supplier’s cost, cooperate in the defense and all related negotiations. In addition to the other obligations set out in this Section, Supplier shall continue to supply Products and shall use its commercially reasonable efforts, at its own cost, to procure for JDSU and its customers the right to continue using, importing, exporting and selling the Product; or with the consent of JDSU, replace the same with a comparable non-infringing Product or modify the Product so as to avoid the infringement. Where Supplier has not been able to successfully implement either of these options within ninety (90) days of Supplier first learning of the claim, JDSU may, in its sole discretion and without any penalty, liability or charge, notwithstanding any other term or provision hereof, immediately by written notice to Supplier, terminate this Agreement and may return all affected Products and obtain a refund of all amounts paid for such Products pursuant to this Agreement. Notwithstanding the foregoing, except for Improvements or New Technology solely created by Supplier hereunder, Supplier shall have no obligation to JDSU under this Section 17.3 where the claims relate solely to JDSU’s Property, JDSU Product designs provided to Supplier or material provided by JDSU to Supplier.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17.3	Consequential Damages. EXCEPT FOR: (A) SUPPLIER’S OBLIGATIONS UNDER SECTIONS 10, 11, 17.1 and 17.2; OR (B) EITHER PARTY’S OBLIGATIONS UNDER SECTION 18, OR (C) UNLESS OTHERWISE EXPRESSLY AGREED IN THIS AGREEMENT, IN NO EVENT SHALL A PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUBCONTRACTORS OR OTHER REPRESENTATIVES BE LIABLE TO THE OTHER FOR SPECIAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY OR INDIRECT COSTS, EXPENSES OR DAMAGES.

18.	CONFIDENTIALITY

18.1	NDA. The parties shall comply with the provisions of the NDA attached as Schedule A. If required by JDSU, Supplier shall also ensure that all of its employees who shall work on or be engaged in connection with the manufacturing and supply of the Product to JDSU hereunder, or who have visited or shall visit JDSU’s premises, have signed or shall sign an Employee Acknowledgement, in the form approved by JDSU.

19.	RESTRICTIONS

19.1	Use of JDSU Property. Supplier shall not: (a) use any of JDSU Property for any purpose other than to perform its obligations hereunder; except as otherwise permitted under the NDA, provide to, copy or disclose JDSU Property to any party other than JDSU including without limitation Supplier’s agents, contractors and suppliers, without JDSU’s prior written consent, which may be withheld in JDSU’s sole discretion; or (b) place, hold, maintain or store any of JDSU Property in any place, facility or location other than the Facility, without the prior written consent of JDSU.

19.2	No Solicitation. During the Term and for a period of eighteen (18) months thereafter, neither party, whether directly or indirectly, shall solicit for employment or hire the other party’s employees, except that a party shall not be precluded from hiring any such person who: (i) initiates discussions regarding employment without any direct or indirect solicitation or encouragement by such party, (ii) responds to any bona fide public advertisements placed by such party in trade journals and newspapers and not otherwise directly targeted towards employees of the other party, or (iii) has been terminated by the other party prior to the commencement of employment discussions with it, provided that such party shall not have any direct or indirect contact with such employee, with respect to such employment, prior to the said public advertisement, the public advertisement is bona fide and has been placed in good faith, and the said employee is hired with a reasonable period after the placement of the said public advertisement.

19.3	Competing Products. Except in the ordinary course of Supplier’s business as a contract manufacturer, none of Supplier, nor its affiliates, subsidiaries, officers, contractors, agents or employees shall, directly or indirectly, anywhere in the world, develop, manufacture, sell, market, provide, distribute, sub-distribute or otherwise deal with or dispose of the Products, or any other device or product with similar functionality to the Products or which have similar or derivative components or modules, to or for any party other than JDSU during the Term and for a period of three (3) years thereafter and in the case of officers, contractors, agents or employees of Supplier, for a period of at least one (1) year after any of such persons separates, departs from or leaves its position with Supplier.

19.4	Acknowledgement. Supplier acknowledges and agrees that any breach, violation or threat of breach or violation of the restrictions set out in Sections 19.1 and 19.3 shall result in irreparable harm to JDSU for which damages would be an inadequate remedy and therefore, in addition to its rights and remedies otherwise available hereunder or under law, JDSU may seek equitable relief as a court may deem proper, including injunctions, to prevent any such breach or violation.

20.	INSURANCE

20.1	Policy. Supplier shall maintain during the Term and for a period of [***] years thereafter, and shall, upon JDSU’s request, furnish JDSU with proof of the existence of, insurance coverage of Supplier for comprehensive primary worldwide general liability insurance with third party liability coverage protecting JDSU against all claims due to bodily injury, personal injury (including death) and property damage, including coverage for Supplier’s contractual liabilities, of not less than [***] Million Dollars ($[***],000,000), which policy and insurance coverage shall provide all risks coverage for all the JDSU Property located at the Facility or otherwise in Supplier’s possession, care or control (whether on a consignment basis or otherwise). Such insurance policy shall list JDSU as a loss payee, as its interest may appear, and may not be cancelled or materially amended without thirty (30) days prior written notice to JDSU.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

21.	COMPLIANCE WITH LAWS

21.1	Compliance. Supplier represents and warrants that Supplier and Products shall, at all times, comply with all applicable laws, governmental orders and regulations, including without limitation the requirements set out in Schedule C attached hereto.

22.	TERMINATION

22.1	Termination by JDSU. JDSU may terminate this Agreement (a) upon ninety (90) days prior written notice to Supplier, for convenience, without cause; or (b) immediately, upon written notice, if any part or all of the corporate shares, securities or voting rights of the shareholders of Supplier are transferred so as to result in a change of effective control of Supplier, without JDSU’s prior written consent.

22.2	Termination by Either Party. A party may terminate this Agreement: (a) in the event of a default by the other party of any material obligation in this Agreement, effective thirty (30) days after written notice of such default is received by the party in default and provided that the party in default has not remedied the default during such thirty (30) day notice period to the non-breaching party’s reasonable satisfaction; (b) immediately by written notice in the event of a third consecutive default by the other party of a material obligation (which for the purposes of this Section shall include, without limitation, a late delivery under Section 6.5) that the defaulting party has previously breached twice but remedied pursuant to Section 22.2(a); or (c) immediately upon written notice if the other party ceases to carry on its business or becomes the subject of any proceeding under state, provincial or federal law for the relief of debtors or otherwise becomes insolvent, bankrupt or makes an assignment for the benefit of creditors, or upon the appointment of a receiver for the other party or the reorganization of the other party for the benefit of creditors.

22.3	Consequences of Termination.

22.3.1	Outstanding Orders. All Purchase Orders or Releases issued prior to the expiration, non-renewal or termination of this Agreement shall be terminated as of the effective date of termination, unless JDSU notifies Supplier in writing to fulfill any such Purchase Orders or Releases, in whole or in part, in which case Supplier shall fulfill such Purchase Orders or Releases in accordance with the terms of this Agreement.

22.3.2	Purchase/Return of Equipment/Material. If upon expiration or termination of this Agreement outstanding Purchase Orders or Releases are terminated in accordance with this Agreement, then JDSU may, at its option, exercisable by way of written notice to Supplier, purchase from Supplier all the JDSU Supplied Items then in the possession of Supplier, if any, at net book value calculated as of such expiration or termination date, and any mutually agreed upon transformation costs. In addition, JDSU may, at its option, exercisable by way of written notice to Supplier, purchase from Supplier all the Product, all work in process and all raw materials obtained by Supplier in order to manufacture and supply the Product, at an amount equal to the total direct costs actually incurred by Supplier for such goods, and may purchase the finished Product at an amount equal to the then net book value for such Product, and any mutually agreed upon transformation costs.

22.3.3	Return of JDSU Property. Subject to Subsection 22.3.2, within thirty (30) days of termination of this Agreement, Supplier shall return to JDSU all the all tangible JDSU Property, other than documents in electronic, magnetic or other media. Supplier shall return to JDSU one (1) copy of all hard copy documents in its possession, shall destroy all other copies of documents as well as all electronic versions of the documents, and shall deliver to JDSU a certificate signed by an authorized senior officer of Supplier certifying that all such material has been returned or destroyed and that, subject to Subsection 22.3.2, all other JDSU Property has been returned to JDSU. The treatment of any JDSU Consigned Items in Supplier’s possession at termination shall be in accordance with the Equipment Loan Agreement.

22.3.4	Transitional Services. In the event of the termination of this Agreement for any reason, Supplier acknowledges that JDSU may need to transition the manufacturing services related to the Products from Supplier to JDSU or to a third party, and agrees to provide JDSU with Transitional Services (defined below) in accordance with this Section. Following the termination of this Agreement for any reason, JDSU shall advise Supplier of its intentions with respect to the transitioning of Product manufacturing to JDSU or to a third party. Supplier agrees to work professionally, diligently and in good faith with JDSU and/or the third party to implement the transition plan through the provision of the Transitional Services requested by JDSU. Without limitation, the Transitional Services may include:

(a)	Providing JDSU with a last time buy opportunity for the Products at the prices in effect as of the termination date for a period of one (1) year following the Agreement’s termination date (provided that JDSU will place orders for such Products within six (6) months of the termination date, with delivery dates up to twelve (12) months from the termination date);

(b)	Providing assistance to JDSU to exercise its ownership and/or license rights set forth in Sections 10 and 11 herein;

(c)	Delivering JDSU Consigned Items, JDSU Equipment or JDSU Property in Supplier’s possession to JDSU or (upon instruction from JDSU) to a third party, at JDSU’s cost;

(d)	Providing the names and addresses of Supplier’s sources for parts or components used by Supplier in the manufacture of the Products that are not provided by JDSU or manufactured by Supplier, and reasonable assistance to enable the purchase of all such parts or components directly from these vendors;

(e)	Returning any JDSU Confidential Information in Supplier’s possession to JDSU or (upon instruction from JDSU) to a third party; and

(f)	Implementing any other reasonable measures required by JDSU to reduce any disruption to JDSU and/or its end customers resulting from the transition of manufacturing services.

With the exception of (a), the aforementioned Transitional Services shall be provided by Supplier to JDSU at no additional charge for six (6) months following the Agreement termination date, and thereafter shall be provided at mutually agreed upon rates that shall not exceed the rates charged by Supplier to other parties for equivalent or substantially similar services. The foregoing Transitional Services are in addition to, and shall not be construed as a substitute for, the other Supplier obligations herein that survive termination under Section 23.12.

23.	MISCELLANEOUS

23.1	Arbitration. The parties must use commercially reasonable efforts to resolve any disputes arising under or relating to this Agreement. In the event the parties are not able to resolve such dispute within thirty (30) days of a party first notifying the other of the breach, or such longer period of time as the parties may mutually agree, either party may, by issuing a notice to the other party, settle such dispute by arbitration or in accordance with any legal or equitable remedies available at law.

23.2	Assignment. Supplier shall not assign or subcontract any right or interest under this Agreement, a Purchase Order or Release (excepting solely for moneys due or to become due) without the prior written consent of JDSU, acting in its sole discretion. JDSU may, at its sole discretion, assign or subcontract any or all of its rights and obligations in this Agreement without Supplier’s consent, except that any assignment or subcontract of payment obligations must be approved in writing by Supplier, acting reasonably and in good faith.

23.3	Conflicts or Inconsistencies. If there is any conflict or inconsistency between the main body of this Agreement, and Schedules to this Agreement, the order of precedence of interpretation, to the extent of such conflict or inconsistency, shall be as follows: (a) main body of the Agreement, and (b) Schedules.

23.4

Entire Agreement. Except for the NDA, Equipment Loan Agreements, or as otherwise specifically noted herein, this Agreement including the Product Schedules and other Schedules, comprises all the terms, conditions and agreements of the parties hereto with respect to the subject matter herein. Except for the NDA, Equipment Loan Agreements, or as otherwise specifically noted herein, this Agreement cancels and supersedes all prior agreements and communications on the said subject matter, save and except for the NDA and any Employee Acknowledgements, each of which is intended to survive the execution and delivery of this Agreement. The provisions of the NDA, to the extent of any conflict or inconsistency with the terms hereof, shall prevail. The Equipment Loan Agreements shall remain in effect, but this Agreement shall prevail to the extent of any conflict or inconsistency. This Agreement may not be varied except through a document agreed to and signed by both parties. Any printed terms and conditions relating to the Product contained in any Purchase Order, Release or in any Supplier’s acknowledgment, invoice or other documentation relating to the Product shall be deemed deleted and of no force or effect. Any additional typed and/or written terms and conditions contained in any Purchase Order or Release and any Supplier’s acknowledgment, invoice or other documentation shall be for administrative purposes only, i.e. to identify the types and quantities of Products to be supplied, line item prices and total Price, delivery schedule, and other similar ordering data, all in accordance with the provisions of this Agreement.

23.5	Force Majeure. Neither party shall be held responsible for any delay or failure in performance of any part of this Agreement to the extent such delay or failure is caused by fire, flood, act of God, action of civil, governmental or military authority, in each case beyond its reasonable control (collectively Force Majeure) and without the fault or negligence of the delayed or nonconforming party or its subcontractors. When a party’s delay or nonperformance as a result of such Force Majeure continues for a period of thirty (30) days, the other party may immediately terminate, without penalty, charge or liability, this Agreement and/or any outstanding Purchase Order or Release.

23.6	Governing Law and Forum. This Agreement is governed by and construed in accordance with the applicable laws of the State of New York and the United States of America without regard to any conflict of laws principles. The parties expressly agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement or to transactions processed under this Agreement. The parties irrevocably attorn to the courts of Santa Clara County or the United States District Court – Northern District of California.

23.7	Headings. The headings and sub-headings in this Agreement are used for reference purposes only and are not intended to be relied upon for purposes of construction or interpretation of the Agreement.

23.8	No Publicity. Neither party shall publicize nor disclose the existence or terms of this Agreement or the fact that Supplier is supplying to JDSU, nor the transactions contemplated hereby, to any third party, other than on a confidential basis to its legal and financial advisors, without the prior written consent of the other, save and except as may be required by law. Without limitation, no press releases, public announcements or public displays of any Products made specifically for JDSU shall be made without the mutual written agreement of both parties.

23.9	Notice. Any notice, consent or other document required to be sent pursuant to this Agreement shall be in writing and shall be deemed to be validly given by the delivery thereof to its recipient, either personally, by registered mail, prepaid mail, prepaid courier or, where a number is provided, by facsimile transmission. Notices shall be sent to the following:

For Supplier:	For JDSU:

c/o Fabrinet Co., Ltd.
294 Moo 8, Vibhavadi Rangsit Road
Kookot, Lamlooka
Pathumthani, Thailand 12130	1768 Automation Parkway, ,
Attention: Executive Administrator	San Jose, California, USA 95131
Tel. +662 998 9955	Tel: (416) 546-4788
Fax: +662 998 9957	Attn: Mary Emerton

With a copy to:	Legal notices only, copied to:
Attn: General Counsel	Attn: Legal Dept.
Fabrinet	JDS Uniphase Corporation
4104 – 24th Street, #345	3000 Merivale Road
San Francisco, CA 94114	Ottawa, Ontario, Canada K2G 6N7
Fax: (815) 333-3648	Fax: (613) 823-2486

Any written notice is deemed to have been received: at the time of its delivery, if sent by personal delivery, registered mail or prepaid courier; on the seventh (7th) day following its sending, if sent by prepaid mail; or, on the second (2nd) day following its sending, if transmitted by facsimile transmission or otherwise transmitted electronically, as may be permitted in this Agreement for certain documents. The above addresses may be changed at any time by either party with prior written notice as provided above.

23.10	Relationship/Subcontractors. The relationship between JDSU and Supplier is intended to be and shall be that of buyer and Supplier. A party and its employees, agents and representatives shall under no circumstances be considered agents, partners, and parties to a joint venture or representatives of the other party. Neither party shall act or attempt to act, or represent itself, directly or by implication as agent, party to a joint venture with the other party, partner or representative of the other, or in any manner assume or attempt to assume or create any obligation or liability of any kind, express or implied, on behalf of, or in the name of, the other. Supplier shall be responsible to JDSU for all work performed by Supplier’s subcontractor(s), if Supplier’s use of subcontractors is permitted by JDSU.

23.11	Successors. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns.

23.12	Survival. Notwithstanding the expiration or termination of this Agreement, the following provisions shall each survive in accordance with their terms: Section 1 (Definitions), Section 6.5 (Late Delivery), Section 6.6 (Consequences of Late Delivery), Section 10 (Intellectual Property Ownership), Section 11.2 (License to Supplier Basic IP/Improvements/New Technology), Section 11.3 (License Restrictions), Section 15 (Product Warranty), Section 16 (Support Services), Section 17 (Indemnities and Limitation of Liability), Section 18 (Confidentiality), Section 19 (Restrictions), Section 22 (Termination), and this Section 23 (Miscellaneous).

23.13	Time of the Essence. Time shall be of the essence in all Supplier obligations related to this Agreement.

23.14	Reduction and Severability. If any provision or any part thereof contained in this Agreement is, for any reason, held to be invalid or unenforceable in any respect under the laws of any jurisdiction where enforcement is sought, such invalidity or unenforceability shall not affect any other provision of this Agreement and this Agreement shall be construed (a) as if such invalid or unenforceable provision or part thereof had been effectively modified to the extent necessary to avoid the illegality or unenforceability of such provision, if possible, and if not, then (b) as if such invalid or unenforceable provision or part thereof had not been contained herein.

23.15	Waiver. No party shall be deemed to have waived the exercise of any right that it holds under this Agreement or at law unless such waiver is expressly made in writing. Failure of a party at any time, and for any length of time, to require performance by the other party of any obligation under this Agreement shall in no event affect the right to require performance of that obligation or the right to claim remedies for breach under the Agreement or at law. A waiver by a party of any breach of any provision of this Agreement, unless otherwise expressly stated in writing, is not to be construed as a waiver of any continuing or succeeding breach of such provision, a waiver or modification of the provision itself, or a waiver or modification of any right under this Agreement or at law.

23.16	Further Assurances. Each party shall execute and deliver all such further documents and instruments and do all acts and things as the other party may reasonably require to carry out the full intent and meaning of this Agreement, including without limitation all documents necessary or useful in connection with the granting and perfecting of rights and supply of products and services contemplated in this Agreement.

23.17	JDSU Customer Requirements. Supplier acknowledges that the customers of JDSU have requirements that may change from time to time regarding (without limitation) Specifications, Quality Systems, and inspections of manufacturing procedures, the Facility, and other places or facilities at which any of the Products or JDSU Property is stored, kept or located. Subject to reasonable notice mutual agreement with respect to any associated costs, such Customer specific requirements shall be included as required from time to time in the applicable Product Schedules, and Supplier shall be bound by those requirements.

23.18	Accounting. Any accounting term not otherwise defined has the meaning assigned to it and all accounting matters shall be determined in accordance with generally accepted accounting principles, as applicable from time to time in the United States, applied on a consistent basis.

23.19	Counterparts/Facsimile Signatures. This Agreement, and any amendment, supplement, restatement or termination of any provision hereof may be signed, executed and delivered by manual or facsimile signature in several counterparts of like form, each of which when so executed and delivered shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

JDS UNIPHASE CORPORATION		SUPPLIER: FABRINET CORPORATION

By:	/s/ Debbie Shoquist	By:
Name:	Debbie Shoquist	Name:
Title:	SVP Operations	Title:
Date:		Date:

LIST OF SCHEDULES

SCHEDULE A	Non Disclosure Agreement
SCHEDULE B	Template Product Schedule
SCHEDULE C	Trade Compliance Schedule
SCHEDULE D	Bintan Site Transfer Schedule
SCHEDULE E	Bintan Inventory
SCHEDULE F	Technical Data Letter of Assurance
SCHEDULE G	Loan Agreement
SCHEDULES H to L	Product Schedules

SCHEDULE A

MUTUAL NON-DISCLOSURE AGREEMENT

The parties are engaged in discussions and/or activities which may involve disclosure of certain confidential information, and in consideration of the mutual covenants herein, the parties agree as of the Effective Date of the Contract Manufacturing Agreement to which this NDA is attached (“Effective Date”) as follows:

1. The parties to this Agreement are JDS Uniphase Corporation, a Delaware Corporation, having offices at 1768 Automation Parkway, San Jose, California 95131 on behalf of itself and its subsidiaries (herein collectively referred to as “JDSU”) and:

Name: Fabrinet

Address: 294 Moo 8, Vibhavadi Rangsit Road Kookot, Lamlooka Pathumthani, Thailand 12130

on behalf of itself and its subsidiaries (herein collectively referred to as “Company”).

2. “Confidential Information” shall mean any business, marketing, technical, scientific, financial or other information, specifications, designs, plans, drawings, software, prototypes or process techniques, of a party, which at the time of disclosure, is designated as confidential (or like designation), is disclosed in circumstances of confidence, or would be understood by the parties, exercising reasonable business judgment, to be confidential, including information viewed or learned by a party during a visit to the other party’s facilities, and the identity of the parties and the fact that the parties are in contact with each other, in each case disclosed during the Activities, and any specific information identified in an attachment referring to this Agreement and signed by the parties (listing specific confidential information in an attachment is optional).

3. A party receiving Confidential Information under this Agreement (“Recipient”) shall use the Confidential Information of the other party only for the purpose of the following (“Activity”): (Identify the Activities such as: business discussions for...; development of...; supply of...; etc.)

Business and technical discussions and other exchanges of information between the parties related to the supply of products and/or services by Company to JDSU.

4. For a period of five (5) years from the date of each disclosure of Confidential Information, Recipient shall (i) keep Confidential Information of the disclosing party (“Discloser”) in confidence; disclose it only to directors, officers, employees and financial and legal advisors of the Recipient with a need to know and who are under similar confidentiality restrictions as contained in this Agreement and reproduce it only to the extent necessary for the Activity; and (ii) protect Confidential Information of Discloser with at least the same degree of care as it normally exercises to protect its own confidential information of a similar nature, but no less than a reasonable degree of care. Recipient shall not reverse engineer, disassemble or decompile any samples, prototypes, software or other tangible objects provided by Discloser hereunder except with the express written authorization from Discloser. The parties shall be liable for any breach of this Agreement by their respective directors, officers, employees and financial and legal advisors.

5. All Confidential Information is provided on a without prejudice basis, ‘as is’ and shall remain the sole property of the Discloser. Discloser shall have no liability whatsoever from the use of its Confidential Information by Recipient which shall be returned upon written request or voluntarily by Recipient.

6. These restrictions on the use or disclosure of Confidential Information shall not apply to any Confidential Information which:

a)	was known by the Recipient prior to disclosure, as evidenced by its business records;

b)	is lawfully received free of restriction from another source having the right to so furnish such confidential information;

c)	is independently developed by or for the Recipient without reference to or use of Confidential Information;

d)	is or becomes lawfully in the public domain other than through a breach of this Agreement;

e)	Discloser agrees in writing is free of such restrictions;

f)	is disclosed by the Discloser to a third party without a duty of confidentiality on such third party; or

g)	is required or compelled by law to be disclosed, provided that the Recipient gives all reasonable prior notice to the Discloser to allow it to seek protective or other court orders.

7. No license is either granted or implied by the conveying of Confidential Information to the Recipient. None of the Confidential Information which may be disclosed by Discloser shall constitute any representation, warranty, assurance, guarantee or inducement by Discloser of any kind, and, in particular, with respect to the non-infringement of any intellectual property rights, or other rights of third parties or the Discloser.

8. Neither this Agreement nor the disclosure or receipt of Confidential Information shall constitute or imply any promise or intention to make any purchase of products or services, partnership or any commitment or representation with respect to the present or future development or marketing of any product or service by either party.

9. Recipient agrees that any violation or threat of violation hereof will result in irreparable harm to Discloser for which damages would be an inadequate remedy and therefore in addition to its rights and remedies otherwise available at law, Discloser may seek equitable and administrative relief as a court or administrative authority may deem proper, including injunctions, to prevent any unauthorized use or disclosure.

10. Recipient shall adhere to all Canadian and US export laws and regulations and shall not export or re-export or otherwise transmit, directly or indirectly, any Confidential Information, or the direct product of Confidential Information, except with the applicable government export approvals or export permits.

11. This Agreement may be terminated by providing ten (10) business days prior written notice to the other party. Recipient agrees that all of its obligations undertaken herein shall survive termination.

12. This Agreement constitutes the entire understanding between the parties hereto as to the Confidential Information and merges all prior discussions between them relating thereto. A copy or facsimile of an original signed Agreement shall have the same force and effect as the original document.

13. No amendment or modification of this Agreement shall be valid or binding on the parties unless made in writing and signed by the parties’ respective duly authorized representatives.

14. This Agreement shall be governed by the applicable laws of the State of New York, excluding its conflict of law provisions. The parties irrevocably attorn to the courts of Santa Clara County or the United States District Court – Northern District of California.

Company: Fabrinet

By:
(Signature)

(Name)

(Title)

JDS Uniphase Corporation

By:
(Signature)

(Name)

(Title)

SCHEDULE B

FORM OF PRODUCT SCHEDULE

This Product Schedule, effective                      200•, (Effective Date) is being made in connection with the JDS Uniphase Contract Manufacturing Agreement (Agreement) entered into between JDS Uniphase Corporation (“JDSU”) and [SUPPLIER’S FULL CORPORATE NAME] (Supplier) as of [DATE]. Any terms not defined herein are defined in the Agreement. Each of the parties agree as follows:

1.	Product, Specifications, Initial Forecast, and Prices

Product Description

JDSU Part Number

Supplier Manufacturing Facility

Initial Forecast (Units)

Product Lead Time (Business Days)

Unit Price (US Dollars)

Cost Reduction Roadmap

Special Inventory: - Long Lead Time Items - Minimum Order Quantity Items - Non-Cancelable Non-Returnable (NCNR)

Inventory Management Programs: - Safety Stock Items - Kan-ban Items - Min/Max Items

FCA Point (Incoterms, 2000)

JDSU Equipment

JDSU Material

2.	Know-How

That Know-how provided by JDSU to Supplier, or acquired by Supplier from JDSU in any way, whether through training, tours of or visits to JDSU’s plants or facilities, interviews or meetings with JDSU or its representatives, as well as all that Know-how described, listed or outlined in the following JDSU Material and JDSU Equipment (visual, written or otherwise) or documents [insert references if applicable].

3.	JDSU Contact for Notices:

The following JDSU representative shall be the recipient of notices issued pursuant to the Agreement in respect of matters relating to the Products specified in this Product Schedule.

[Specify: Name of JDSU Representative; Address; Fax Number]

4.	PRODUCT-SPECIFIC TERMS AND CONDITIONS

[Include any product-specific terms and conditions or amendments to the Agreement which apply only to the specified product(s), such as safety stock programs, ramp up programs, or special inventory provisions.]

5.	DECLARATION

Upon execution of this document entitled Product Schedule by both parties, as required, the document shall automatically be incorporated into the Agreement. In the event of any conflict or inconsistency between this Product Schedule and the other terms of the Agreement, the terms in this Product Schedule shall apply, to the extent of such conflict or inconsistency.

6.	FACSIMILE SIGNATURES.

Following execution by a party of this Product Schedule, the document may delivered by facsimile in several counterparts of like form, each of which when so executed and/or delivered shall be deemed to be an original and such counterparts together shall constitute one and the same instrument. Notwithstanding that executed documents may be delivered by facsimile, the parties shall ensure each is provided with original signed copies of each Product Schedule for their respective records.

IN WITNESS WHEREOF the following duly authorized representatives of each party hereto have executed this Product Schedule. This Product Schedule shall not be incorporated into the Agreement until approved by JDSU legal counsel and signed by an authorized JDSU representative.

JDS Uniphase Corporation	Supplier

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

SCHEDULE C

Trade Compliance Schedule

Supplier acknowledges that the Products and any related information, materials, software and/or technology (collectively the “Materials”) may be subject to governmental import and export controls. Supplier represents and warrants that (a) Supplier and any Materials, provided and/or any activities or services performed by Supplier hereunder, shall at all times, comply with all applicable laws, rules, policies, procedures, governmental orders, treaties and/or regulations, including without limitation all applicable customs, import, export and/or re-export related laws, rules, policies, procedures, governmental orders, treaties and/or regulations specifically including, but not limited to, the Export Administration Act (“EAA”), the Export Administration Regulations (“EAR”); including the requirement for obtaining any export license or agreement, if applicable; (b) no relevant agency has suspended, revoked or denied Supplier’s export and/or import privileges; (c) Supplier is not located in or under the control of a national or resident of, a jurisdiction where the contemplated activities are prohibited; (d) shall not, in any manner whatsoever, directly or indirectly, separately or as part of any system, either remove, convey, export, import or transmit the Materials in violation of the applicable laws, rules, policies, procedures, governmental orders, treaties and/or regulations; and (e) Supplier shall comply with JDSU’s Trade and Compliance Requirements, as amended from time to time.

In addition, and without limiting the foregoing, in a timely manner and at Supplier’s cost, Supplier shall:

General

•

Employ and/or retain adequate experienced trade and compliance resources needed to manage and oversee trade and compliance activities for Supplier. JDSU may audit and monitor Supplier’s trade related performance and compliance.

•

Comply with and perform all actions necessary to participate in, and qualify Products for preferential treatment (including without limitation duty reduction or elimination) under, the rules of any trade treaty related to the Products (including but not limited to the North American Free Trade Agreement (“NAFTA”), General Agreement on Tariffs and Trade (“GATT”), Singapore Free Trade Agreement (SFTA), Generalized System of Preferences (GSP), and/or Licensed Manufacturing Warehousing (LMW) (each a “Preferential Trade Agreement”)) including, without limitation, reasonably assisting JDSU in resolving Product eligibility issues and providing JDSU with valid, accurately completed exporters’ certificates of origin, any and all other certificates, and/or answering questionnaires, for all Products that qualify for preferential duty treatment under any Preferential Trade Agreement.

•

Promptly take all necessary actions required to become a member of the United States Homeland Security Customs Trade Partnership Against Terrorism (“C-TPAT”) program, and shall, as of the effective date of the Agreement, comply with the requirements and recommendations of C-TPAT guidelines as described by JDSU and/or U.S. Customs from time to time, including deployment and compliance to and by all offshore locations. In addition, and as part of the C-TPAT requirements, ensure that there is adequate security within Supplier’s global supply chain, including but not limited to: procedural security; physical security; access controls; personnel security; education and training awareness; manifest procedures; and conveyance security.

Documentation and Shipping Requirements

•	Prepare and obtain all the necessary documentation, licenses, permits and/or approvals required for export and/or import of the Materials.

•

In advance of shipment, ensure that all transaction documentation is fully compliant and contains any and all necessary trade related data needed to facilitate a compliant export and subsequent import (i.e.: Harmonized Tariff Schedule, the U.S. Export Commodity Classification Number, and the Destination Control Statement).

•

Ensure that the customs/commercial invoices and Country of Origin declarations/documents for all product shipments crossing international borders comply with all applicable laws, rules, policies, procedures, government orders, treaties and/or regulations of both the exporting country and the importing country.

•	Affix to its shipments a visible packing slip that contains all relevant order/shipment information.

•	Ensure that JDSU’s routing instructions are adhered to with respect to the product transfer and sale.

•

Retain all shipment (transaction) records (including, without limitation, the packing lists, commercial invoices, bills of lading, shipper’s export declarations or outward declarations, and/or export licenses) for a period of seven (7) years after the date of shipment. Records can be stored in any media form (i.e. tape, CD, disk, etc.) however, actual reproduction of documents upon request will be required by the U.S. Customs Homeland Security Department.

•	Secure copies of the carrier (through) bill of lading (B/L) from the carrier and file it with the respective transaction records.

•	Ship products directly to the destination indicated by JDSU and not divert or alter the ship-to address data without JDSU’s prior written consent. Please refer to the “Contact List” for details.

•	At the time of shipment, provide JDSU GTC with shipping details and copies of the shipping records for all shipments destined for the U.S. Please refer to the “Contact List” for details.

•	Use only JDSU approved carriers and brokers (deviations must be approved in advance, in writing, by JDSU).

Marking and Classification Requirements

•

Provide proper product and carton country-of-origin markings, in indelible ink, in accordance with applicable regulations, and prepare and maintain the required cost analysis and assessment needed to validate country-of-origin markings.

•

Not, at any time, classify JDSU products, software or technology without first receiving written consent from JDSU’s GTC staff. JDSU’s Global Trade and Compliance (GTC) team will provide product classification data (ECCN and HTS) for all finished products to Supplier. Please refer to the “Contact List” for details.

Supplier will indemnify, defend, and hold JDSU harmless from and against any violation or alleged violation by Supplier of these Trade and Compliance Requirements, including without limitation, any applicable laws, rules, policies, procedures, governmental orders, treaties and/or regulations.

Any trade related records, facilities, systems, data, equipment, procedures and/or personnel of Supplier or its subcontractors (“Records”) shall be subject to audit, inspection or reproduction by JDSU, JDSU representatives, and/or any governmental authority or agency, at reasonable times upon reasonable notice (which shall be no longer than thirty six (36) hours notice) as needed to verify Supplier’s compliance with the Agreement and JDSU’s Trade and Compliance Requirements. Records shall be accurate, complete and maintained in accordance with recognized commercial accounting practices and standards. The rights and obligations under this paragraph shall survive for seven (7) years after expiration or termination of the Agreement.

JDSU may, upon notice to Supplier, change the identified contact personnel.

SCHEDULE D

BINTAN SITE TRANSFER SCHEDULE

[To be completed and attached]

SCHEDULE E

BINTAN INVENTORY SCHEDULE

[To be completed and attached]

SCHEDULE F

TECHNICAL DATA

LETTER OF ASSURANCE

I, the undersigned, do hereby certify that, unless prior approval is obtained from the Bureau of Industry and Security (formerly Bureau of Export Administration) of the U.S. Department of Commerce, I will not knowingly export or reexport, directly or indirectly, any technical data (including software), know-how, or direct product1 thereof, delivered or otherwise released by JDS Uniphase Corporation under License Exception TSR (including, but not limited to, any training or any oral or visual release) to any of the countries listed in Country Groups D:1 or E:2 in Supplement No. 1 to Section 740 of the U.S. Export Administration Regulations (listed below).

Although the members of the Country Groups may change from time to time, they are currently defined as follows:

Country Group D:1

Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Cambodia, China (PRC), Estonia, Georgia, Kazakhstan, Kyrgyzstan, Laos, Latvia, Lithuania, Macau, Moldova, Mongolia, North Korea, Romania, Russia, Tajikstan, Turkmenistan, Ukraine, Uzbekistan, Vietnam

Country Group E:2

Cuba, Libya

Signature	Date

Printed Name	Title

[1]

For purposes of this Letter of Assurance, the term “direct product” is defined to mean the immediate product (including processes and services) produced directly by use of the technical data or know-how.

SCHEDULE G

LOAN AGREEMENT

THIS LOAN AGREEMENT (“Agreement”) is entered into as of November 15, 2004 (“Effective Date”) between JDS Uniphase Corporation with offices located at 1768 Automation Parkway, San Jose, California 95131 (“JDSU”) and Fabrinet with offices located at 294 Moo 8, Vibhavadi Rangsit Road Kookot, Lamlooka Pathumthani, Thailand 12130 (“Consignee”) (each, a “Party” and collectively, the “Parties”);

In consideration of the mutual promises and covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Equipment Provided. Subject to the terms and conditions of this Agreement, JDSU will supply and loan the Equipment set out in Schedule A (“Equipment”) to Consignee.

2.	Term. This Agreement shall commence on the Effective Date of the Contract Manufacturing Agreement (CMA) and terminate in accordance with the CMA (“Term”), unless terminated earlier in accordance with any provision of this Agreement.

3.	Permitted Use. JDSU grants Consignee a limited license to use the Equipment only for the following purposes:

The manufacture of Products and the provision of related services under the CMA.

Consignee acknowledges and agrees that Consignee is only a bailee of the Equipment on the terms and conditions set out in this Agreement, and that Consignee accepts full responsibility for the Equipment, including its use in accordance with any operation instructions provided or government regulations. Consignee will not pledge or otherwise encumber the Equipment. In the event the premises in which the Equipment is installed are encumbered in any way (e.g. a financial institution has a security interest in the premises), Consignee shall provide notice to any party having such an interest that a) the Equipment is installed within such premises; b) the Equipment is the property of JDSU; c) any encumberance over the premises itself does not extend to the Equipment; and d) JDSU retains its rights of recovery and repossession of the Equipment. Consignee shall immediately report to JDSU: (i) any seizure or attachment of the Equipment by Consignee’s creditors; (ii) any petition in bankruptcy, insolvency, receivership or similar proceedings filed by, or against, Consignee; or (iii) any arrangement, composition or similar agreement for the benefit of Consignee’s creditors. Consignee appoints JDSU as its attorney to do all things, execute all documents, and otherwise act in place of Consignee, for the purposes of giving effect to this Agreement, including to recover possession of the Equipment, recover amounts due under the Agreement, or for other purposes incidental to this Agreement.

4.	No Transfer of Ownership. Nothing in this Agreement shall be deemed to convey any title or ownership interest in the Equipment, and Consignee will not remove any sticker from the Equipment giving notice of JDSU’s ownership of the Equipment. Ownership and all right, title and interest in and to any patents, copyrights, trade secrets, trademarks, trade names, service marks, Confidential Information as defined under the Non-Disclosure Agreement between the parties (“Non-Disclosure Agreement”) or any other proprietary rights relating to any Equipment (“Proprietary Information”) are and shall remain vested solely in JDSU.

5.	Prohibited Uses. Consignee shall use the Equipment only for the permitted use as described in Section 3. Any use or activity by or on behalf of Consignee associated with Equipment that is not expressly permitted by this Agreement is prohibited. Without limiting the generality of the immediately preceding sentence, Consignee agrees not, and not to allow others, to: (i) modify, alter, disassemble, cut, destroy, cleave, crush or reverse-engineer Equipment; (ii) sell, rent, loan, donate, give any guarantee or security interest in, transfer possession or purport to transfer title in any way of, Equipment to any third party; (iii) allow any employee, agent or contractor not adequately trained to work with Equipment or not involved in the testing or demonstration of the Equipment to have access to the Equipment; or (iv) use or transport the Equipment outside of Consignee’s own facilities without written permission from JDSU.

6.	Costs. [***] will bear all costs and expenses associated with [***] calibration of this equipment. [***] is responsible for the ongoing maintenance of the Equipment. [***] shall bear all risk of loss regarding, and be liable for any damage to, the Equipment (reasonable wear and tear excepted). Applicable shipping and insurance costs shall be borne by Consignee. Consignee will insure the Equipment against loss or damage during the term of this Agreement, and will deliver to JDSU, upon request, proof of such insurance. Consignee shall pay to JDSU the new replacement cost as assessed by JDSU of the Equipment that is lost, stolen, destroyed or damaged beyond repair. Consignee shall pay to JDSU a reasonable calibration and refurbishing fee in the event that ownership labels, calibration seals or anti-tamper notices affixed to the Equipment are removed or defaced. Any item, article, accessory, document or thing supplied in conjunction with the Equipment (including operation manuals) not returned to JDSU upon termination or expiry of this Agreement shall be paid for by Consignee with a fee determined by JDSU being charged to Consignee. FCA point shall be FCA JDSU facility and risk of loss shall transfer at the FCA point (for delivery and return).

7.	NO WARRANTY. ALL EQUIPMENT IS PROVIDED TO CONSIGNEE “AS IS,” AND JDSU DISCLAIMS ANY REPRESENTATION, CONDITION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED, OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY WITH REGARD TO PERFORMANCE, MERCHANTABILITY, RIGHT, TITLE OR INTEREST, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT OF THIRD PARTY RIGHTS. CONSIGNEE BEARS THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF EQUIPMENT. WITHOUT LIMITATION, CONSIGNEE ASSUMES ALL RISKS AND LIABILITIES FOR THE EQUIPMENT, AND FOR THE USE, OPERATION OR STORAGE THEREOF, AND FOR INJURIES OR DEATHS OF PERSONS AND DAMAGE TO PROPERTY, HOWSOEVER ARISING, FROM OR INCIDENT TO SUCH USE, OPERATION OR STORAGE, WHETHER SUCH INJURY OR DEATH BE OF AGENTS OR EMPLOYEES OF CONSIGNEE OR OF THIRD PARTIES, AND SUCH DAMAGE BE TO PROPERTY OF CONSIGNEE OR OF OTHERS.

8.	Limitation of Liability. TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL JDSU, ITS OFFICERS AND DIRECTORS, EMPLOYEES, CONTRACTORS, AGENTS AND THEIR REPRESENTATIVES BE LIABLE TO CONSIGNEE OR ANY THIRD PARTY FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR EXEMPLARY COSTS OR DAMAGES, INCLUDING WITHOUT LIMITATION, LITIGATION COSTS, INSTALLATION AND REMOVAL COSTS, LOSS OF DATA, DAMAGE TO PROPERTY, LOSS OF PRODUCTION OR PROFIT, ARISING FROM ANY CAUSE WHATSOEVER INCLUDING, WITHOUT LIMITATION, FROM ANY PERSONAL INJURY OR DEATH, REGARDLESS OF THE FORM OF THE ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH COSTS OR DAMAGES. THIS SECTION AND THE LIMITATIONS SET FORTH HEREIN, SHALL SURVIVE A FUNDAMENTAL BREACH OR BREACHES AND/OR FAILURE OF THE ESSENTIAL PURPOSE OF THE AGREEMENT OR OF ANY REMEDY CONTAINED HEREIN.

9.	Indemnity. Consignee shall indemnify and hold JDSU and its officers, directors, employees, contractors, agents and representatives, harmless from and against any and all claims, suits, actions, proceedings, losses, damages, penalties, liability, costs (including reasonable attorneys’ fees), or any other expenses of whatever nature, including, without limitation, related to damage to property, personal injury and/or death arising out of any act, default, misrepresentation or any omission on the part of Consignee (including negligence), its agents, employees or Consignee representatives, or any third party. Consignee agrees to provide proper training, disclose hazards, and issue safety notices, to all employees, agent or subcontractor having access to Equipment. Without limiting the foregoing, Consignee shall indemnify, save and hold JDSU and its officers, directors, employees, contractors, agents and representatives harmless from and against all claims, suits, actions, proceedings, losses, damages, penalties, liability, costs (including reasonable attorneys’ fees), or any other expenses of whatever nature, howsoever arising or incurred because of or incidental to the Equipment or the use, operation or storage or alleged use, operation or storage thereof.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.	Confidentiality. The provisions of the Non-Disclosure Agreement shall apply to the terms and conditions of this Agreement as well as the business relationship between the Parties including but not limited to business and technical discussions and other exchanges of information relating to the testing and evaluation of Equipment by Consignee.

11.	Export Compliance. Consignee represents and warrants that Consignee shall, at all times, comply with all applicable laws, governmental orders and regulations and obtain all licenses, permits and approvals required by any government regarding the use or export/import of the Equipment. Consignee shall not transmit, export or re-export, directly or indirectly, separately or as part of any system, the Equipment or any technical data (including processes and services) received from JDSU, without first obtaining any license required by the applicable government, including without limitation, the United States Government and/or any other applicable competent authority. Consignee also certifies that none of the Equipment or technical data delivered to Consignee by JDSU under this Agreement will be delivered to or made available for use by or for, any entity that is engaged in the design, development, production or use of nuclear, biological or chemical weapons or missile technology.

12.

Notices. Any notice or consent required to be sent pursuant to this Agreement shall be in writing and shall be deemed to be validly given by the delivery to its recipient, or where a facsimile number is provided, by facsimile transmission, with an original to follow by overnight courier. Any written notice is deemed to have been received, if sent by personal delivery or registered mail, at the time of its delivery, or if transmitted by facsimile transmission followed by overnight courier on the first (1st) business day following its sending.

13.	Termination. JDSU may terminate this Agreement at any time on notice to Consignee, which notice shall specify a date on which such termination is to be effective. On the date specified for termination or on expiration of this Agreement, Consignee agrees to: (a) immediately cease using the Equipment if it had not already done so; (b) immediately return to JDSU all Equipment in original condition, minus normal wear and tear, and all written materials and technical data describing, relating to, showing or derived from the Equipment or its use, failing such return JDSU may repossess the Equipment and charge Consignee for all of its costs and expenses incurred in doing so. Consignee consents to JDSU, its servants and agents entering Consignee premises where the Equipment is located, using such force as is necessary to repossess the Equipment. JDSU will not be liable for any damage to property caused by any person in collecting the Equipment. In the event that Consignee does not return the Equipment within the time periods described herein, in addition to any repossession rights JDSU may or may not exercise, JDSU may, at its option, charge Consignee a late fee equal to ten percent (10%) of the list price for the Equipment for each thirty (30) day period Consignee is late in returning Equipment. All other obligations which by their nature would survive termination of this Agreement shall survive termination.

14.	General. This Agreement shall enure to and bind the Parties and their respective legal representatives, successors, assigns, subsidiaries and any party claiming by, through or under either Party. This Agreement constitutes the entire agreement between the parties hereto concerning the subject matter of this Agreement, apart from existing non-disclosure agreements, and there are no understandings, agreements, representations, conditions, warranties, or other terms, express or implied, which are not specified herein. No amendment of any provision of this Agreement shall be valid and binding unless the same shall be in writing and signed by the Parties. Consignee shall not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of JDSU, acting in its sole discretion. Waiver by JDSU of any provision herein must be in writing and shall not be deemed to be a waiver of such provision in the future or of any other provision. Neither party has the right or authority to, and shall not, assume or create any obligation of any nature whatsoever on behalf of the other party or bind the other party in any respect whatsoever. In the event that any of the terms of this Agreement become or are declared to be illegal by any court of competent jurisdiction, such terms shall be null and void and shall be deemed deleted from this Agreement, but only to the extent that such term is illegal, it being the intent and agreement of the parties that the Agreement shall be deemed amended by modifying such term to the extent necessary to make it legal while preserving its intent or, if that is not possible, by substituting therefor another term that is legal and achieves the same objective. All remaining terms of this Agreement shall remain in full force and effect. The Parties hereby agree that any matters related to this Agreement shall be governed by the laws of the State of New York.

This Agreement may be signed by manual or facsimile signature in several counterparts of like form, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

JDS UNIPHASE CORPORATION		Fabrinet

By:		By:
Name:	Debbie Shoquist	Name:
Title:	SVP, Operations	Title:
Date:		Date:

Exhibit A

EQUIPMENT

SCHEDULE H

PRODUCT SCHEDULE

This Product Schedule, effective April 1, 2004, (Effective Date) is being made in connection with the JDS Uniphase Contract Manufacturing Agreement (Agreement) entered into between JDS Uniphase Corporation (“JDSU”) and Fabrinet (Supplier) as of November 15, 2004. Any terms not defined herein are defined in the Agreement. Each of the parties agree as follows:

1.	Product, Specifications, Initial Forecast, and Prices

Product Description	[***]

JDSU Part Number	See Appendix 1

Supplier Manufacturing Facility	Fabrinet’s Patumthanee Facility

Initial Forecast (Units)	See Appendix 1

Product Lead Time (Business Days)	4 weeks

Unit Price (US Dollars)	See Appendix 1

Cost Reduction Roadmap	Fabrinet to establish by November 30, 2004 per Q2 Target expectation set in October 14, 2004 Quarterly Business Review

Special Inventory:	See Appendix 2
- Long Lead Time Items
- Minimum Order Quantity Items - Non-Cancelable Non-Returnable (NCNR)

Inventory Management Programs:	Not Applicable
- Safety Stock Items - Kan-ban Items - Min/Max Items

FCA Point (Incoterms, 2000)	[***]

JDSU Equipment	See Schedule G

JDSU Material	Not Applicable

2.	Know-How

That Know-how provided by JDSU to Supplier, or acquired by Supplier from JDSU in any way, whether through training, tours of or visits to JDSU’s plants or facilities, interviews or meetings with JDSU or its representatives, as well as all that Know-how described, listed or outlined in the following JDSU Material and JDSU Equipment (visual, written or otherwise) or documents.

3.	JDSU Contact for Notices:

The following JDSU representative shall be the recipient of notices issued pursuant to the Agreement in respect of matters relating to the Products specified in this Product Schedule.

Mary Emerton, Global Supply Management

1768 Automation Parkway

San Jose, California 95131

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

U.S.A.

Phone Number: (408) 546-4788

Fax Number: (408) 546-4646

4.	PRODUCT-SPECIFIC TERMS AND CONDITIONS

Not Applicable.

5.	DECLARATION

Upon execution of this document entitled Product Schedule by both parties, as required, the document shall automatically be incorporated into the Agreement. In the event of any conflict or inconsistency between this Product Schedule and the other terms of the Agreement, the terms in this Product Schedule shall apply, to the extent of such conflict or inconsistency.

6.	FACSIMILE SIGNATURES.

Following execution by a party of this Product Schedule, the document may delivered by facsimile in several counterparts of like form, each of which when so executed and/or delivered shall be deemed to be an original and such counterparts together shall constitute one and the same instrument. Notwithstanding that executed documents may be delivered by facsimile, the parties shall ensure each is provided with original signed copies of each Product Schedule for their respective records.

IN WITNESS WHEREOF the following duly authorized representatives of each party hereto have executed this Product Schedule. This Product Schedule shall not be incorporated into the Agreement until approved by JDSU legal counsel and signed by an authorized JDSU representative.

JDS Uniphase Corporation		Supplier

By:		By:
Name:	Debbie Shoquist	Name:
Title:	Senior Vice President, Operations	Title:
Date:		Date:

Appendix 1

Product Schedule H

Type	Rate/Reach	Oracle #	Unit $	Initial Forecast
[***]	[***]	[***]	[***]	[***]

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2

Product Schedule H

Item Number	Item Description	Manufacture Name	Purchasing LT	NCNR
[***]	[***]	[***]	[***]	[***]

*** Two (2) consecutive pages from this Appendix 2 have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE I

PRODUCT SCHEDULE

This Product Schedule, effective October 1, 2004, (Effective Date) is being made in connection with the JDS Uniphase Contract Manufacturing Agreement (Agreement) entered into between JDS Uniphase Corporation (“JDSU”) and Fabrinet (Supplier) as of November 15, 2004. Any terms not defined herein are defined in the Agreement. Each of the parties agree as follows:

1.	Product, Specifications, Initial Forecast, and Prices

Product Description	[***]

JDSU Part Number	See Appendix 1

Supplier Manufacturing Facility	Fabrinet’s Patumthanee Facility

Initial Forecast (Units)	Various; JDSU to provide Initial Forecast to Fabrinet by November 30, 2004

Product Lead Time (Business Days)	3 weeks

Unit Price (US Dollars)	See Appendix 1

Cost Reduction Roadmap	Fabrinet to establish by November 30, 2004 per Q2 Target expectation set in October 14, 2004 Quarterly Business Review

Special Inventory:
- Long Lead Time Items - Minimum Order Quantity Items - Non-Cancelable Non-Returnable (NCNR)	See Appendix 2

Inventory Management Programs:
- Safety Stock Items - Kan-ban Items - Min/Max Items	Not Applicable

FCA Point (Incoterms, 2000)	[***]

JDSU Equipment	See Schedule G

JDSU Material	Not Applicable

2.	Know-How

That Know-how provided by JDSU to Supplier, or acquired by Supplier from JDSU in any way, whether through training, tours of or visits to JDSU’s plants or facilities, interviews or meetings with JDSU or its representatives, as well as all that Know-how described, listed or outlined in the following JDSU Material and JDSU Equipment (visual, written or otherwise) or documents.

3.	JDSU Contact for Notices:

The following JDSU representative shall be the recipient of notices issued pursuant to the Agreement in respect of matters relating to the Products specified in this Product Schedule.

Mary Emerton, Global Supply Management

1768 Automation Parkway

San Jose, California 95131

U.S.A.

Phone Number: (408) 546-4788

Fax Number: (408) 546-4646

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.	PRODUCT-SPECIFIC TERMS AND CONDITIONS

Not applicable.

5.	DECLARATION

Upon execution of this document entitled Product Schedule by both parties, as required, the document shall automatically be incorporated into the Agreement. In the event of any conflict or inconsistency between this Product Schedule and the other terms of the Agreement, the terms in this Product Schedule shall apply, to the extent of such conflict or inconsistency.

6.	FACSIMILE SIGNATURES.

Following execution by a party of this Product Schedule, the document may delivered by facsimile in several counterparts of like form, each of which when so executed and/or delivered shall be deemed to be an original and such counterparts together shall constitute one and the same instrument. Notwithstanding that executed documents may be delivered by facsimile, the parties shall ensure each is provided with original signed copies of each Product Schedule for their respective records.

IN WITNESS WHEREOF the following duly authorized representatives of each party hereto have executed this Product Schedule. This Product Schedule shall not be incorporated into the Agreement until approved by JDSU legal counsel and signed by an authorized JDSU representative.

JDS Uniphase Corporation		Supplier

By:		By:
Name:	Debbie Shoquist	Name:
Title:	Senior Vice President, Operations	Title:
Date:		Date:

Appendix 1

Product Schedule I

Type	JDSU Part Number	Unit $	Type	JDSU Part Number	Unit $
[***]	[***]	[***]	[***]	[***]	[***]

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2

Product Schedule I

Item Number	Item Description	Manufacture Name	Purchasing LT	NCNR
[***]	[***]	[***]	[***]	[***]

*** Three (3) consecutive pages from this Appendix 2 have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE J

PRODUCT SCHEDULE

This Product Schedule, effective August 13, 2004, (Effective Date) is being made in connection with the JDS Uniphase Contract Manufacturing Agreement (Agreement) entered into between JDS Uniphase Corporation (“JDSU”) and Fabrinet (Supplier) as of November 15, 2004. Any terms not defined herein are defined in the Agreement. Each of the parties agree as follows:

1.	Product, Specifications, Initial Forecast, and Prices

Product Description	[***]

JDSU Part Number	[***]

Supplier Manufacturing Facility	Fabrinet’s Patumthanee Facility

Initial Forecast (Units)	4k per month

Product Lead Time (Business Days)	4 weeks

Unit Price (US Dollars)	See Appendix 1

Cost Reduction Roadmap	Fabrinet to establish by November 30, 2004 per Q2 Target expectation set in October 14, 2004 Quarterly Business Review

Special Inventory:
- Long Lead Time Items - Minimum Order Quantity Items - Non-Cancelable Non-Returnable (NCNR)	See Appendix 2

Inventory Management Programs:
- Safety Stock Items - Kan-ban Items - Min/Max Items	Not Applicable

FCA Point (Incoterms, 2000)	[***]

JDSU Equipment	See Schedule G

JDSU Material	Not Applicable

2.	Know-How

That Know-how provided by JDSU to Supplier, or acquired by Supplier from JDSU in any way, whether through training, tours of or visits to JDSU’s plants or facilities, interviews or meetings with JDSU or its representatives, as well as all that Know-how described, listed or outlined in the following JDSU Material and JDSU Equipment (visual, written or otherwise) or documents.

3.	JDSU Contact for Notices:

The following JDSU representative shall be the recipient of notices issued pursuant to the Agreement in respect of matters relating to the Products specified in this Product Schedule.

Mary Emerton, Global Supply Management

1768 Automation Parkway

San Jose, California 95131

U.S.A.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Phone Number: (408) 546-4788

Fax Number: (408) 546-4646

4.	PRODUCT-SPECIFIC TERMS AND CONDITIONS

Not Applicable.

5.	DECLARATION

Upon execution of this document entitled Product Schedule by both parties, as required, the document shall automatically be incorporated into the Agreement. In the event of any conflict or inconsistency between this Product Schedule and the other terms of the Agreement, the terms in this Product Schedule shall apply, to the extent of such conflict or inconsistency.

6.	FACSIMILE SIGNATURES.

Following execution by a party of this Product Schedule, the document may delivered by facsimile in several counterparts of like form, each of which when so executed and/or delivered shall be deemed to be an original and such counterparts together shall constitute one and the same instrument. Notwithstanding that executed documents may be delivered by facsimile, the parties shall ensure each is provided with original signed copies of each Product Schedule for their respective records.

IN WITNESS WHEREOF the following duly authorized representatives of each party hereto have executed this Product Schedule. This Product Schedule shall not be incorporated into the Agreement until approved by JDSU legal counsel and signed by an authorized JDSU representative.

JDS Uniphase Corporation		Supplier

By:		By:
Name:	Debbie Shoquist	Name:
Title:	Senior Vice President, Operations	Title:
Date:		Date:

Appendix 1

Product Schedule J

Type	JDSU Part Number	Unit Price Based on Volume Per Month
		500	1,000	3,000	10,000
[***]	[***]	[***]	[***]	[***]	[***]

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2—Special Inventory List

Product Schedule J

Item Number	Item Description	Manufacture Name	Purchasing LT	NCNR
[***]	[***]	[***]	[***]	[***]

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE K

PRODUCT SCHEDULE

This Product Schedule, effective October 1, 2004 (Effective Date) is being made in connection with the JDS Uniphase Contract Manufacturing Agreement (Agreement) entered into between JDS Uniphase Corporation (“JDSU”) and Fabrinet (Supplier) as of November 15, 2004. Any terms not defined herein are defined in the Agreement. Each of the parties agree as follows:

1.	Product, Specifications, Initial Forecast, and Prices

Product Description	[***]

JDSU Part Number	See Appendix 1

Supplier Manufacturing Facility	Fabrinet’s Patumthanee Facility

Initial Forecast (Units)	See Appendix 1

Product Lead Time (Business Days)	4 weeks

Unit Price (US Dollars)	See Appendix 1

Cost Reduction Roadmap	Fabrinet to establish by November 30, 2004 per Q2 Target expectation set in October 14, 2004 Quarterly Business Review

Special Inventory:
- Long Lead Time Items - Minimum Order Quantity Items - Non-Cancelable Non-Returnable (NCNR)	See Appendix 2

Inventory Management Programs:
- Safety Stock Items - Kan-ban Items - Min/Max Items	Not Applicable

FCA Point (Incoterms, 2000)	[***]

JDSU Equipment	See Schedule G

JDSU Material	Not Applicable

2.	Know-How

That Know-how provided by JDSU to Supplier, or acquired by Supplier from JDSU in any way, whether through training, tours of or visits to JDSU’s plants or facilities, interviews or meetings with JDSU or its representatives, as well as all that Know-how described, listed or outlined in the following JDSU Material and JDSU Equipment (visual, written or otherwise) or documents.

3.	JDSU Contact for Notices:

The following JDSU representative shall be the recipient of notices issued pursuant to the Agreement in respect of matters relating to the Products specified in this Product Schedule.

Mary Emerton, Global Supply Management

1768 Automation Parkway

San Jose, California 95131

U.S.A.

Phone Number: (408) 546-4788

Fax Number: (408) 546-4646

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.	PRODUCT-SPECIFIC TERMS AND CONDITIONS

Not Applicable.

5.	DECLARATION

Upon execution of this document entitled Product Schedule by both parties, as required, the document shall automatically be incorporated into the Agreement. In the event of any conflict or inconsistency between this Product Schedule and the other terms of the Agreement, the terms in this Product Schedule shall apply, to the extent of such conflict or inconsistency.

6.	FACSIMILE SIGNATURES.

Following execution by a party of this Product Schedule, the document may delivered by facsimile in several counterparts of like form, each of which when so executed and/or delivered shall be deemed to be an original and such counterparts together shall constitute one and the same instrument. Notwithstanding that executed documents may be delivered by facsimile, the parties shall ensure each is provided with original signed copies of each Product Schedule for their respective records.

IN WITNESS WHEREOF the following duly authorized representatives of each party hereto have executed this Product Schedule. This Product Schedule shall not be incorporated into the Agreement until approved by JDSU legal counsel and signed by an authorized JDSU representative.

JDS Uniphase Corporation		Supplier

By:		By:
Name:	Debbie Shoquist	Name:
Title:	Senior Vice President, Operations	Title:
Date:		Date:

Appendix 1

Product Schedule K

Item	Rev	Description	Total Price	Forecast Q205
High Volume

[***]	[***]	[***]	[***]	[***]

*** Two (2) consecutive pages from this Appendix 1 have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2

Product Schedule K

Item Number	Item Description	Manufacture Name	Purchasing LT	NCNR
[***]	[***]	[***]	[***]	[***]

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE L

PRODUCT SCHEDULE

This Product Schedule, effective November 29, 2004, (Effective Date) is being made in connection with the JDS Uniphase Contract Manufacturing Agreement (Agreement) entered into between JDS Uniphase Corporation (“JDSU”) and Fabrinet (Supplier) as of November 15, 2004. Any terms not defined herein are defined in the Agreement. Each of the parties agree as follows:

1.	Product, Specifications, Initial Forecast, and Prices

Product Description	[***]

JDSU Part Number	See Appendix 1 and 2

Supplier Manufacturing Facility	Fabrinet’s Bintan Facility

Initial Forecast (Units)	[***]

Product Lead Time (Business Days)	4 weeks

Unit Price (US Dollars)	See Appendix 1 and 2

Cost Reduction Roadmap	Fabrinet to establish by December 31, 2004

Special Inventory:
- Long Lead Time Items - Minimum Order Quantity Items - Non-Cancelable Non-Returnable (NCNR)	See Appendix 3

Inventory Management Programs:
- Safety Stock Items - Kan-ban Items - Min/Max Items	Not Applicable

FCA Point (Incoterms, 2000)	[***]

JDSU Equipment	See Schedule G

JDSU Material	Not Applicable

2.	Know-How

That Know-how provided by JDSU to Supplier, or acquired by Supplier from JDSU in any way, whether through training, tours of or visits to JDSU’s plants or facilities, interviews or meetings with JDSU or its representatives, as well as all that Know-how described, listed or outlined in the following JDSU Material and JDSU Equipment (visual, written or otherwise) or documents.

3.	JDSU Contact for Notices:

The following JDSU representative shall be the recipient of notices issued pursuant to the Agreement in respect of matters relating to the Products specified in this Product Schedule.

Mary Emerton, Global Supply Management

1768 Automation Parkway

San Jose, California 95131

U.S.A.

Phone Number: (408) 546-4788

Fax Number: (408) 546-4646

4.	PRODUCT-SPECIFIC TERMS AND CONDITIONS

Not Applicable.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.	DECLARATION

Upon execution of this document entitled Product Schedule by both parties, as required, the document shall automatically be incorporated into the Agreement. In the event of any conflict or inconsistency between this Product Schedule and the other terms of the Agreement, the terms in this Product Schedule shall apply, to the extent of such conflict or inconsistency.

6.	FACSIMILE SIGNATURES.

Following execution by a party of this Product Schedule, the document may delivered by facsimile in several counterparts of like form, each of which when so executed and/or delivered shall be deemed to be an original and such counterparts together shall constitute one and the same instrument. Notwithstanding that executed documents may be delivered by facsimile, the parties shall ensure each is provided with original signed copies of each Product Schedule for their respective records.

IN WITNESS WHEREOF the following duly authorized representatives of each party hereto have executed this Product Schedule. This Product Schedule shall not be incorporated into the Agreement until approved by JDSU legal counsel and signed by an authorized JDSU representative.

JDS Uniphase Corporation		Supplier

By:		By:
Name:	Debbie Shoquist	Name:
Title:	Senior Vice President, Operations	Title:
Date:		Date:

Appendix 1 – Datacom Prices

Product Schedule L

JDSU Item Number	Item Description	Material	Transformation Cost	Shipping	Q2 ‘04 Price
[***]	[***]	[***]	[***]	[***]	[***]

*** Two (2) consecutive pages from this Appendix 1 have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2—Telecom Prices

Product Schedule L

Type	JDSU Item Number	Bit Rate	Yielded Material Cost	Transformation Cost	Shipping	TOTAL Price
[***]	[***]	[***]	[***]	[***]	[***]	[***]

*** Three (3) consecutive pages from this Appendix 2 have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 3 – Special Inventory

Product Schedule L

Part No.	Description	Supplier	Lead Time
[***]	[***]	[***]	[***]

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.